UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21337

Western Asset Global High Income Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: May 31

Date of reporting period: May 31, 2019

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	May 31, 2019

WESTERN ASSET

GLOBAL HIGH INCOME FUND INC. (EHI)

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you invest through a financial intermediary and you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason funds held in your account at that financial intermediary. If you are a direct shareholder with the Fund, you can call the Fund at 1-888-888-0151, or write to the Fund by regular mail at P.O. Box 505000, Louisville, KY 40233 or by overnight delivery to Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is high current income. The Fund’s secondary investment objective is total return.

Under normal market conditions, the Fund invests in a global portfolio of securities consisting of below investment grade fixed-income securities, emerging market fixed-income securities and investment grade fixed-income securities.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Global High Income Fund Inc. for the twelve-month reporting period ended May 31, 2019. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

June 28, 2019

II	Western Asset Global High Income Fund Inc.

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s primary investment objective is high current income and its secondary objective is total return. Under normal market conditions, the Fund invests in a global portfolio of securities consisting of below investment grade fixed-income securities, emerging market fixed-income securities and investment grade fixed-income securities. We have broad discretion to allocate the Fund’s assets among the following segments of the global market for below investment grade and investment grade fixed income securities: corporate bonds, loans, preferred stock, mortgage- and asset-backed securities and sovereign debt, and derivative instruments of the foregoing securities. The Fund may use a variety of derivative instruments, such as options, futures contracts, swap agreements and credit default swaps, as part of its investment strategies or for hedging or risk management purposes. If a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the fund will treat the security as being rated in the lowest rating category received from an NRSRO.

At Western Asset Management Company, LLC (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The individuals responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are S. Kenneth Leech, Michael C. Buchanan, Chia-Liang (CL) Lian, Ryan K. Brist and Christopher F. Kilpatrick.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Fixed income markets, generally, posted positive results over the twelve-month reporting period ended May 31, 2019. Spread sectors (non-Treasuries) experienced periods of volatility as they were impacted by a number of factors, including overall solid economic growth in the U.S., moderating growth overseas, monetary policy tightening and then a “dovish pivot” by the Federal Reserve Board (the “Fed”)i, concerns over a global trade war and numerous geopolitical issues.

Both short- and long-term U.S. Treasury yields declined during the reporting period. The yield for the two-year Treasury note began the period at 2.40% and ended the period at 1.95% — the low for the reporting period. The high for the period of 2.98% occurred on November 8, 2018. The yield for the ten-year Treasury began the reporting period at 2.83% and ended the period at 2.14% — the low for the reporting period. The peak for the period of 3.24% took place on November 8, 2018.

All told, the Bloomberg Barclays U.S. Aggregate Indexii, returned 6.40% for the twelve months ended May 31, 2019. Comparatively, riskier fixed-income securities, including high-yield bonds, also produced solid results. Over the fiscal year, the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexiii gained 5.50%. Elsewhere, the JPMorgan Emerging

Western Asset Global High Income Fund Inc. 2019 Annual Report	1

Fund overview (cont’d)

Markets Bond Index Global (“EMBI Global”)iv returned 6.95% for the twelve months ended May 31, 2019.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We increased the overall quality of the portfolio by reducing its allocation to lower rated CCC securities and increasing the Fund’s exposure to investment-grade corporate and BB-rated bonds. This was done in an effort to add credit securities with longer durationsv in light of our views on interest rates, as well as in recognition of less attractive valuations in the lower quality portion of the market. From a sector perspective, we increased the Fund’s allocations to investment-grade banks, and the Consumer Non-Cyclicals1 and Basic Industry2 sectors. In contrast, we reduced the Fund’s exposures to the Financials, Consumer Cyclicals3 and Information Technology (“IT”) sectors.

From a regional perspective, we increased the Fund’s allocations to emerging markets. We believed emerging markets would perform well against a backdrop of continued, albeit moderate, global growth. We also added to the Fund’s emerging markets currency positions, namely the Polish zloty and Indonesian rupiah. In addition, we increased the Fund’s allocation to high-yield debt and decreased its exposure to floating rate senior secured term loans.

The Fund employed U.S. Treasury futures to manage its yield curvevi positioning and duration. They were slightly additive to performance during the reporting period. Currency forwards, which were utilized to hedge the Fund’s currency exposure, also contributed to results.

During the reporting period, we tactically utilized leverage in the Fund. For example, during the fourth quarter of 2018 when volatility rose we added leverage in the Fund and increased its high-yield and emerging markets exposure at attractive valuations. We ended the reporting period with liabilities as a percentage of gross assets of approximately 29%, versus roughly 25% when the period began. The use of leverage contributed to results given the positive total returns posted by our high-yield, investment-grade and emerging markets positions.

Lastly, during the reporting period we repurchased over $7 million in shares of the Fund. A majority of the purchases were completed during the fourth quarter of 2018, as discounts to net asset values (“NAV”)vii widened among closed-end funds and volatility increased significantly as the Fed appeared rigid and overly hawkish. We felt the selling was overdone and offered an attractive income opportunity for shareholders.

Performance review

For the twelve months ended May 31, 2019, Western Asset Global High Income Fund Inc. returned 6.90% based on its NAV and

[1]	Consumer Non-Cyclicals consists of the following industries: Consumer Products, Food/Beverage, Health Care, Pharmaceuticals, Supermarkets and Tobacco.

[2]	Basic Industry consists of the following industries: Chemicals, Metals & Mining and Paper.

[3]	Consumer Cyclicals consists of the following industries: Automotive, Entertainment, Gaming, Home Construction, Lodging, Retailers, Restaurants, Textiles and other consumer services.

2	Western Asset Global High Income Fund Inc. 2019 Annual Report

13.17% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Bloomberg Barclays U.S. Aggregate Index, the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index and the EMBI Global, returned 6.40%, 5.50% and 6.95%, respectively, for the same period. The Lipper High Yield (Leveraged) Closed-End Funds Category Averageviii returned 4.15% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $0.74 per share, of which $0.04 will be treated as a return of capital for tax purposes*. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of May 31, 2019. Past performance is no guarantee of future results.

Performance Snapshot as of May 31, 2019
Price Per Share	12-Month Total Return**
$10.54 (NAV)	6.90	%†
$9.59 (Market Price)	13.17	%‡

All figures represent past performance and are not a guarantee of future results.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. Security selection was the largest contributor to the Fund’s results during the reporting period. In particular, overweight positions in Petrobras Global Finance, PetSmart, Inc., Dish DBS Corp., Altice Luxemburg SA, Ecopetrol SA, Citigroup Inc., and Barclays Bank PLC were additive for returns. Standouts among the Fund’s high-yield and bank loan positions included PetSmart which delivered solid results, driven by robust growth at its online segment, chewy.com, which also filed for an initial public offering (“IPO”) in late April 2019. Furthermore, a loan amendment was passed towards the end of the reporting period that tightened covenants and increased compensations, sending prices of the Fund’s secured PetSmart bonds and loans higher. The Fund’s Dish DBS bonds moved higher as fundamental results showed signs of stabilization and the company continued to generate significant free cash flow and may benefit from future mergers and acquisitions (“M&A”) activity. Global communications firm Altice bonds performed well given in-line results at its operating subsidiaries and increased guidance. The company also communicated plans to improve its balance sheet and proactively extend their maturity profile, which sent both shorter maturity Altice Luxemburg SA bonds and Altice France SA bonds up significantly higher in price.

Notable emerging markets outperformers were state-owned energy companies Petrobras and Ecopetrol. Petrobras is a

*	For the tax character of distributions paid during the fiscal year ended May 31, 2019, please refer to page 51 of this report.

Western Asset Global High Income Fund Inc. 2019 Annual Report	3

Fund overview (cont’d)

Brazilian oil company. Its asset divestment and balance sheet deleveraging plans continued to progress, which benefited its bonds over the reporting period. Investment-grade rated Columbian energy company Ecopetrol continued to post consistent fundamental results, benefiting our bond position.

Examples of notable outperformers among the Fund’s investment-grade bonds in the banking sector were overweight positions in global money-center firms, such as Citibank and Barclays. Financial companies in general have posted solid fundamental results and significantly de-levered their balance sheets over the past decade.

Elsewhere, duration positioning contributed to results, as the Fund maintained a longer duration than the benchmark and rates moved lower across the yield curve over the reporting period.

Q. What were the leading detractors from performance?

A. While the Fund performed well and outperformed its benchmark, a handful of positions were not rewarded. Specifically, the Fund’s emerging market overweight to Argentina was the largest detractor from results. The Argentine peso and the Fund’s U.S. dollar-denominated sovereign bonds (Republic of Argentina and Provincia de Buenos Aires) underperformed and were negatively impacted by the country’s large external financing needs and heightened political uncertainty. We continue to maintain a constructive long-term outlook for the country, as President Mauricio Macri’s administration seeks to achieve a primary budget balance in 2019. We also see the International Monetary Fundix support as a near-term positive and are maintaining our position. Elsewhere, the Fund’s overweight to Uruguay local bonds was not rewarded, as uncertainty surrounding Argentina seemed to spread in the region. We have maintained this overweight given attractive valuations.

From a sector perspective, an underweight to IT was a headwind for returns. High-yield information technology bonds performed well during the reporting period. However, we are maintaining a cautious stance in the sector given the uncertainty surrounding global trade tensions and the more cyclical and unpredictable fundamental results these companies tend to realize over an economic cycle.

Lastly, the Fund’s common shares in natural gas company Montage Resources Corp. moved lower during the reporting period. Blue Ridge Mountain Resources, a longtime holding of the Fund, merged with publicly-traded Eclipse Resources Corp. creating the newly-named Montage Resources. The company’s shares have suffered given overall low natural gas prices in the Marcellus and Utica basins.

Looking for additional information?

The Fund is traded under the symbol “EHI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XEHIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com. (click on the name of the Fund).

In a continuing effort to provide information concerning the Fund, shareholders may call

4	Western Asset Global High Income Fund Inc. 2019 Annual Report

1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Global High Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

June 19, 2019

RISKS: Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Because the Fund is non-diversified, it may be more susceptible to economic, political or regulatory events than a diversified fund. The Fund’s investments are subject to a number of risks, including credit risk, inflation risk, call risk and interest rate risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may use derivatives, such as options, futures contracts, swap agreements and credit default swaps, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political, social and economic conditions. These risks are magnified in emerging or developing markets. High yield bonds, also known as “junk bonds”, involve greater credit risk (risk of default) and liquidity risk than investment grade bonds. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss.

Portfolio holdings and breakdowns are as of May 31, 2019 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 10 through 30 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of May 31, 2019 were: Sovereign Bonds (27.1%), Energy (22.0%), Communication Services (21.3%), Consumer Discretionary (15.7%) and Financials (15.5%.) The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

Western Asset Global High Income Fund Inc. 2019 Annual Report	5

Fund overview (cont’d)

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iii

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

iv

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

[v]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vii

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

viii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended May 31, 2019, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 36 funds in the Fund’s Lipper category.

ix

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

6	Western Asset Global High Income Fund Inc. 2019 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of May 31, 2019 and May 31, 2018 and does not include derivatives such as forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

[1]

As of September 28, 2018, the Telecommunication Services sector was broadened to include some companies previously classified in the Consumer Discretionary and Information Technology sectors and renamed the Communication Services sector.

Western Asset Global High Income Fund Inc. 2019 Annual Report	7

Spread duration (unaudited)

Economic exposure — May 31, 2019

Total Spread Duration

EHI	— 5.93 years

Benchmark	— 4.66 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— 1/3 Bloomberg Barclays U.S. Aggregate Index, 1/3 JP Morgan Emerging Markets Bond Index Global and 1/3 Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index

EHI	— Western Asset Global High Income Fund Inc.

EM	— Emerging Markets

HY	— High Yield

IG Credit	— Investment Grade Credit

8	Western Asset Global High Income Fund Inc. 2019 Annual Report

Effective duration (unaudited)

Interest rate exposure — May 31, 2019

Total Effective Duration

EHI	— 6.48 years

Benchmark	— 5.45 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— 1/3 Bloomberg Barclays U.S. Aggregate Index, 1/3 JP Morgan Emerging Markets Bond Index Global and 1/3 Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index

EHI	— Western Asset Global High Income Fund Inc.

EM	— Emerging Markets

HY	— High Yield

IG Credit	— Investment Grade Credit

Western Asset Global High Income Fund Inc. 2019 Annual Report	9

Schedule of investments

May 31, 2019

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 97.4%
Communication Services — 18.3%
Diversified Telecommunication Services — 2.6%
British Telecommunications PLC, Senior Notes	9.625%	12/15/30	240,000	$348,939
Cogent Communications Group Inc., Senior Secured Notes	5.375%	3/1/22	820,000	844,600	(a)
Intelsat Jackson Holdings SA, Senior Secured Notes	8.000%	2/15/24	740,000	773,300	(a)
Koninklijke KPN NV, Senior Notes	8.375%	10/1/30	190,000	244,784
Telecom Italia Capital SA, Senior Notes	6.000%	9/30/34	780,000	731,250
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	450,000	446,602	(a)
Telefonica Emisiones SA, Senior Notes	5.134%	4/27/20	3,000,000	3,064,268
Turk Telekomunikasyon AS, Senior Notes	6.875%	2/28/25	500,000	472,640	(a)
UPCB Finance IV Ltd., Senior Secured Notes	5.375%	1/15/25	2,035,000	2,065,525	(a)
Windstream Services LLC/Windstream Finance Corp., Secured Notes	10.500%	6/30/24	3,160,000	2,227,800	*(a)(b)
Windstream Services LLC/Windstream Finance Corp., Secured Notes	9.000%	6/30/25	890,000	594,075	*(a)(b)
Total Diversified Telecommunication Services				11,813,783
Entertainment — 0.5%
Netflix Inc., Senior Notes	5.875%	11/15/28	1,040,000	1,094,600
Netflix Inc., Senior Notes	6.375%	5/15/29	1,250,000	1,362,637	(a)
Total Entertainment				2,457,237
Interactive Media & Services — 0.2%
Match Group Inc., Senior Notes	6.375%	6/1/24	880,000	925,100
Match Group Inc., Senior Notes	5.000%	12/15/27	70,000	70,525	(a)
Total Interactive Media & Services				995,625
Media — 10.6%
Altice France SA, Senior Secured Notes	7.375%	5/1/26	3,140,000	3,075,237	(a)
Altice France SA, Senior Secured Notes	8.125%	2/1/27	6,940,000	6,948,675	(a)
Altice Luxembourg SA, Senior Notes	7.750%	5/15/22	10,405,000	10,613,100	(a)
Altice Luxembourg SA, Senior Notes	10.500%	5/15/27	1,260,000	1,262,205	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/27	3,140,000	3,149,812	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.000%	2/1/28	5,300,000	5,260,250	(a)
DISH DBS Corp., Senior Notes	5.875%	11/15/24	2,996,000	2,704,789
DISH DBS Corp., Senior Notes	7.750%	7/1/26	8,817,000	8,111,640
Entercom Media Corp., Secured Notes	6.500%	5/1/27	740,000	752,950	(a)
UBM PLC, Senior Notes	5.750%	11/3/20	1,500,000	1,553,208	(a)
UPC Holding BV, Senior Secured Notes	5.500%	1/15/28	995,000	985,747	(a)
Virgin Media Finance PLC, Senior Notes	6.000%	10/15/24	1,520,000	1,559,900	(a)
Virgin Media Secured Finance PLC, Senior Secured Notes	5.250%	1/15/26	2,100,000	2,097,375	(a)

See Notes to Financial Statements.

10	Western Asset Global High Income Fund Inc. 2019 Annual Report

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†	Value
Media — continued
Virgin Media Secured Finance PLC, Senior Secured Notes	5.500%	8/15/26	1,350,000	$1,360,328	(a)
Total Media				49,435,216
Wireless Telecommunication Services — 4.4%
CSC Holdings LLC, Senior Notes	6.625%	10/15/25	1,210,000	1,271,650	(a)
CSC Holdings LLC, Senior Notes	10.875%	10/15/25	2,017,000	2,294,438	(a)
CSC Holdings LLC, Senior Notes	5.375%	2/1/28	500,000	502,500	(a)
CSC Holdings LLC, Senior Notes	6.500%	2/1/29	1,460,000	1,546,249	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	560,000	584,500
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	1,160,000	1,334,000
Sprint Communications Inc., Senior Notes	7.000%	8/15/20	1,650,000	1,711,875
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	3,455,000	3,942,673
Sprint Corp., Senior Notes	7.250%	9/15/21	1,440,000	1,517,400
Sprint Corp., Senior Notes	7.875%	9/15/23	2,960,000	3,182,000
VEON Holdings BV, Senior Notes	7.504%	3/1/22	1,050,000	1,149,446	(c)
VEON Holdings BV, Senior Notes	7.504%	3/1/22	450,000	492,620	(a)
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, Senior Notes	7.748%	2/2/21	820,000	877,723	(a)
Total Wireless Telecommunication Services				20,407,074
Total Communication Services				85,108,935
Consumer Discretionary — 10.7%
Auto Components — 1.8%
Adient Global Holdings Ltd., Senior Notes	4.875%	8/15/26	3,830,000	2,862,925	(a)
Adient US LLC, Senior Secured Notes	7.000%	5/15/26	970,000	965,150	(a)
American Axle & Manufacturing Inc., Senior Notes	6.250%	4/1/25	40,000	38,550
American Axle & Manufacturing Inc., Senior Notes	6.250%	3/15/26	1,250,000	1,193,750
American Axle & Manufacturing Inc., Senior Notes	6.500%	4/1/27	940,000	891,825
JB Poindexter & Co. Inc., Senior Notes	7.125%	4/15/26	2,360,000	2,419,000	(a)
Total Auto Components				8,371,200
Diversified Consumer Services — 1.8%
Carriage Services Inc., Senior Notes	6.625%	6/1/26	2,140,000	2,195,298	(a)
Prime Security Services Borrower LLC/ Prime Finance Inc., Secured Notes	9.250%	5/15/23	2,214,000	2,323,316	(a)
Prime Security Services Borrower LLC/ Prime Finance Inc., Senior Secured Notes	5.250%	4/15/24	620,000	609,944	(a)
Prime Security Services Borrower LLC/ Prime Finance Inc., Senior Secured Notes	5.750%	4/15/26	2,020,000	1,993,487	(a)
Service Corp. International, Senior Notes	7.500%	4/1/27	770,000	900,900
Weight Watchers International Inc., Senior Notes	8.625%	12/1/25	510,000	481,965	(a)
Total Diversified Consumer Services				8,504,910

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2019 Annual Report	11

Schedule of investments (cont’d)

May 31, 2019

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Hotels, Restaurants & Leisure — 2.9%
1011778 BC ULC/New Red Finance Inc., Senior Secured Notes	4.250%	5/15/24	2,210,000		$2,190,662	(a)
MGM China Holdings Ltd., Senior Notes	5.375%	5/15/24	550,000		561,688	(a)
MGM China Holdings Ltd., Senior Notes	5.875%	5/15/26	1,490,000		1,519,800	(a)
Saga PLC, Senior Notes	3.375%	5/12/24	2,960,000	GBP	3,157,689	(c)
Silversea Cruise Finance Ltd., Senior Secured Notes	7.250%	2/1/25	1,335,000		1,436,794	(a)
Twin River Worldwide Holdings Inc., Senior Notes	6.750%	6/1/27	740,000		752,839	(a)
Viking Cruises Ltd., Senior Notes	6.250%	5/15/25	1,740,000		1,779,150	(a)
Viking Cruises Ltd., Senior Notes	5.875%	9/15/27	450,000		437,544	(a)
VOC Escrow Ltd., Senior Secured Notes	5.000%	2/15/28	1,680,000		1,642,200	(a)
Total Hotels, Restaurants & Leisure					13,478,366
Household Durables — 0.4%
Lennar Corp., Senior Notes	5.000%	6/15/27	1,860,000		1,880,925
Specialty Retail — 3.3%
Hertz Corp., Senior Notes	5.875%	10/15/20	1,900,000		1,891,688
Maxeda DIY Holding BV, Senior Secured Notes	6.125%	7/15/22	2,427,000	EUR	2,670,924	(c)
Party City Holdings Inc., Senior Notes	6.625%	8/1/26	3,250,000		3,241,875	(a)
PetSmart Inc., Senior Secured Notes	5.875%	6/1/25	4,520,000		4,237,952	(a)
Sally Holdings LLC/Sally Capital Inc., Senior Notes	5.625%	12/1/25	3,460,000		3,425,400
Total Specialty Retail					15,467,839
Textiles, Apparel & Luxury Goods — 0.5%
CBR Fashion Finance BV, Senior Secured Notes	5.125%	10/1/22	750,000	EUR	813,940	(c)
Hanesbrands Inc., Senior Notes	4.875%	5/15/26	1,350,000		1,332,477	(a)
Total Textiles, Apparel & Luxury Goods					2,146,417
Total Consumer Discretionary					49,849,657
Consumer Staples — 2.1%
Beverages — 0.3%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.150%	1/23/25	1,500,000		1,583,121
Food Products — 1.0%
Lamb Weston Holdings Inc., Senior Notes	4.875%	11/1/26	800,000		806,000	(a)
Pilgrim’s Pride Corp., Senior Notes	5.750%	3/15/25	305,000		309,575	(a)
Pilgrim’s Pride Corp., Senior Notes	5.875%	9/30/27	3,510,000		3,539,659	(a)
Total Food Products					4,655,234
Household Products — 0.5%
Central Garden & Pet Co., Senior Notes	6.125%	11/15/23	280,000		290,500
Spectrum Brands Inc., Senior Notes	6.625%	11/15/22	174,000		177,915
Spectrum Brands Inc., Senior Notes	6.125%	12/15/24	380,000		390,450
Spectrum Brands Inc., Senior Notes	5.750%	7/15/25	1,340,000		1,366,733
Total Household Products					2,225,598

See Notes to Financial Statements.

12	Western Asset Global High Income Fund Inc. 2019 Annual Report

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†	Value
Tobacco — 0.3%
Altria Group Inc., Senior Notes	5.950%	2/14/49	1,110,000	$1,214,463
Total Consumer Staples				9,678,416
Energy — 21.5%
Energy Equipment & Services — 0.3%
KCA Deutag UK Finance PLC, Senior Secured Notes	7.250%	5/15/21	1,130,000	864,450	(a)
Transocean Inc., Senior Notes	9.000%	7/15/23	278,000	286,674	(a)
Total Energy Equipment & Services				1,151,124
Oil, Gas & Consumable Fuels — 21.2%
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	50,000	60,276
Andeavor Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	6.375%	5/1/24	610,000	640,531
Andeavor Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	5.250%	1/15/25	1,400,000	1,471,404
Berry Petroleum Co. Escrow	—	—	1,384,000	0	*(d)(e)(f)
Berry Petroleum Co. Escrow	—	—	580,000	0	*(d)(e)(f)
Berry Petroleum Co. LLC, Senior Notes	7.000%	2/15/26	350,000	340,375	(a)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	1,600,000	1,600,000	(a)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.625%	7/15/26	100,000	101,000	(a)
Cheniere Corpus Christi Holdings LLC, Senior Secured Notes	5.875%	3/31/25	710,000	765,025
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	2,720,000	2,781,200
Chesapeake Energy Corp., Senior Notes	4.875%	4/15/22	2,000,000	1,930,000
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	560,000	539,000
Chesapeake Energy Corp., Senior Notes	8.000%	6/15/27	2,650,000	2,358,500
Continental Resources Inc., Senior Notes	4.500%	4/15/23	1,000,000	1,033,715
Continental Resources Inc., Senior Notes	4.900%	6/1/44	1,440,000	1,471,792
Ecopetrol SA, Senior Notes	5.875%	9/18/23	262,000	285,947
Ecopetrol SA, Senior Notes	4.125%	1/16/25	1,030,000	1,036,448
Ecopetrol SA, Senior Notes	5.375%	6/26/26	4,500,000	4,804,650
Ecopetrol SA, Senior Notes	5.875%	5/28/45	1,820,000	1,875,401
El Paso Natural Gas Co. LLC, Senior Notes	8.375%	6/15/32	70,000	91,802
Energy Transfer Operating LP, Senior Notes	7.500%	10/15/20	130,000	138,009
Gazprom OAO Via Gaz Capital SA, Senior Notes	6.510%	3/7/22	1,920,000	2,063,434	(a)
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	6.750%	8/1/22	610,000	609,238
KazMunayGas National Co. JSC, Senior Notes	4.750%	4/19/27	2,000,000	2,100,810	(a)
Kerr-McGee Corp., Senior Notes	6.950%	7/1/24	920,000	1,082,532
Kinder Morgan Inc., Senior Notes	7.750%	1/15/32	1,390,000	1,823,182

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2019 Annual Report	13

Schedule of investments (cont’d)

May 31, 2019

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Lukoil International Finance BV, Senior Notes	6.656%	6/7/22	496,000	$539,244	(c)
Lukoil International Finance BV, Senior Notes	4.563%	4/24/23	740,000	759,751	(a)
Lukoil International Finance BV, Senior Notes	4.750%	11/2/26	3,040,000	3,150,571	(a)
Magnum Hunter Resources Corp. Escrow	—	—	3,390,000	0	*(d)(e)(f)
MEG Energy Corp., Senior Notes	6.375%	1/30/23	900,000	797,625	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	4,600,000	4,128,500	(a)
NGL Energy Partners LP/NGL Energy Finance Corp., Senior Notes	7.500%	11/1/23	1,500,000	1,530,300
NGPL PipeCo LLC, Senior Notes	7.768%	12/15/37	1,430,000	1,773,200	(a)
Oasis Petroleum Inc., Senior Notes	6.500%	11/1/21	1,930,000	1,901,050
Oasis Petroleum Inc., Senior Notes	6.875%	1/15/23	790,000	760,375
Pertamina Persero PT, Senior Notes	5.250%	5/23/21	1,610,000	1,674,574	(a)
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	1,632,000	1,660,560
Petrobras Global Finance BV, Senior Notes	5.999%	1/27/28	2,760,000	2,845,560
Petrobras Global Finance BV, Senior Notes	5.750%	2/1/29	5,760,000	5,825,376
Petrobras Global Finance BV, Senior Notes	6.875%	1/20/40	2,190,000	2,259,970
Petrobras Global Finance BV, Senior Notes	6.750%	1/27/41	3,910,000	4,002,413
Petroleos de Venezuela SA, Senior Notes	6.000%	5/16/24	1,235,000	259,350	*(b)(c)
Petroleos Mexicanos, Senior Notes	6.500%	6/2/41	4,882,000	4,424,312
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	1,285,000	1,291,372	(a)
Range Resources Corp., Senior Notes	5.000%	3/15/23	360,000	337,500
Range Resources Corp., Senior Notes	4.875%	5/15/25	2,600,000	2,275,000
Rockies Express Pipeline LLC, Senior Notes	7.500%	7/15/38	1,020,000	1,130,425	(a)
Rockies Express Pipeline LLC, Senior Notes	6.875%	4/15/40	1,070,000	1,158,863	(a)
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.000%	3/15/27	290,000	309,638
Shelf Drilling Holdings Ltd., Senior Notes	8.250%	2/15/25	50,000	46,500	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.875%	4/15/26	350,000	362,688
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.500%	7/15/27	1,220,000	1,273,619	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.000%	1/15/28	750,000	723,525
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.875%	1/15/29	2,830,000	3,022,794	(a)
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	7.850%	2/1/26	1,500,000	1,904,347
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	500,000	513,005	(a)
Transportadora de Gas del Sur SA, Senior Notes	6.750%	5/2/25	4,370,000	4,075,025	(a)
Whiting Petroleum Corp., Senior Notes	6.250%	4/1/23	580,000	563,325
Whiting Petroleum Corp., Senior Notes	6.625%	1/15/26	460,000	423,200

See Notes to Financial Statements.

14	Western Asset Global High Income Fund Inc. 2019 Annual Report

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Williams Cos. Inc., Senior Notes	3.700%	1/15/23	740,000	$754,758
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	680,000	721,591
Williams Cos. Inc., Senior Notes	7.500%	1/15/31	340,000	431,629
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	486,000	684,097
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	1,510,000	1,648,744
WPX Energy Inc., Senior Notes	8.250%	8/1/23	180,000	199,350
YPF SA, Senior Notes	8.500%	3/23/21	950,000	934,563	(a)
YPF SA, Senior Notes	6.950%	7/21/27	5,310,000	4,579,344	(a)
Total Oil, Gas & Consumable Fuels				98,661,904
Total Energy				99,813,028
Financials — 15.5%
Banks — 11.4%
Banco Bilbao Vizcaya Argentaria Colombia SA, Subordinated Notes	4.875%	4/21/25	540,000	561,605	(a)
Bank of America Corp., Junior Subordinated Notes (6.500% to 10/23/24 then 3 mo. USD LIBOR + 4.174%)	6.500%	10/23/24	1,200,000	1,305,768	(g)(h)
Bank of America Corp., Senior Notes	7.625%	6/1/19	1,480,000	1,480,000
Bank of America Corp., Subordinated Notes	4.250%	10/22/26	1,000,000	1,042,431
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	2,520,000	2,843,135	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	3,430,000	3,723,642
Barclays PLC, Junior Subordinated Notes (8.000% to 6/15/24 then 5 year Treasury Constant Maturity Rate + 5.672%)	8.000%	6/15/24	1,620,000	1,652,222	(g)(h)
Barclays PLC, Subordinated Notes	5.200%	5/12/26	500,000	511,797
BBVA Banco Continental SA, Subordinated Notes (5.250% to 9/22/24 then 5 year Treasury Constant Maturity Rate + 2.750%)	5.250%	9/22/29	240,000	254,942	(a)(h)
BBVA Bancomer SA, Subordinated Notes (5.125% to 1/17/28 then 5 year Treasury Constant Maturity Rate + 2.650%)	5.125%	1/18/33	2,050,000	1,919,313	(a)(h)
BNP Paribas SA, Junior Subordinated Notes (7.375% to 8/19/25 then USD 5 year ICE Swap Rate + 5.150%)	7.375%	8/19/25	1,360,000	1,461,490	(a)(g)(h)
CIT Group Inc., Senior Notes	5.000%	8/15/22	470,000	488,574
CIT Group Inc., Senior Notes	5.000%	8/1/23	1,560,000	1,626,300
Citigroup Inc., Junior Subordinated Notes (5.950% to 5/15/25 then 3 mo. USD LIBOR + 3.905%)	5.950%	5/15/25	2,040,000	2,110,635	(g)(h)
Citigroup Inc., Junior Subordinated Notes (6.300% to 5/15/24 then 3 mo. USD LIBOR + 3.423%)	6.300%	5/15/24	3,180,000	3,283,350	(g)(h)
Citigroup Inc., Subordinated Notes	4.125%	7/25/28	500,000	514,347
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year ICE Swap Rate + 6.185%)	8.125%	12/23/25	2,160,000	2,413,368	(a)(g)(h)
Credit Agricole SA, Junior Subordinated Notes (8.375% to 10/13/19 then 3 mo. USD LIBOR + 6.982%)	8.375%	10/13/19	780,000	795,600	(a)(g)(h)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2019 Annual Report	15

Schedule of investments (cont’d)

May 31, 2019

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Banks — continued
HSBC Holdings PLC, Junior Subordinated Notes (6.000% to 5/22/27 then USD 5 year ICE Swap Rate + 3.746%)	6.000%	5/22/27	1,230,000		$1,213,967	(g)(h)
HSBC Holdings PLC, Junior Subordinated Notes (6.500% to 3/23/28 then USD 5 year ICE Swap Rate + 3.606%)	6.500%	3/23/28	3,810,000		3,818,153	(g)(h)
Intesa Sanpaolo SpA, Subordinated Notes	5.017%	6/26/24	3,220,000		3,053,837	(a)
Intesa Sanpaolo SpA, Subordinated Notes	5.710%	1/15/26	5,090,000		4,840,544	(a)
JPMorgan Chase & Co., Junior Subordinated Notes (6.000% to 8/1/23 then 3 mo. USD LIBOR + 3.300%)	6.000%	8/1/23	1,630,000		1,702,763	(g)(h)
Lloyds Banking Group PLC, Subordinated Notes	4.650%	3/24/26	840,000		858,833
NatWest Markets NV, Subordinated Notes	7.750%	5/15/23	490,000		545,734
Royal Bank of Scotland Group PLC, Junior Subordinated Notes (7.648% to 9/30/31 then 3 mo. USD LIBOR + 2.500%)	7.648%	9/30/31	660,000		848,925	(g)(h)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes (8.625% to 8/15/21 then USD 5 year ICE Swap Rate + 7.598%)	8.625%	8/15/21	760,000		803,700	(g)(h)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	760,000		782,464
Santander UK Group Holdings PLC, Junior Subordinated Notes (7.375% to 6/24/22 then GBP 5 year Swap Rate + 5.543%)	7.375%	6/24/22	1,240,000	GBP	1,632,822	(c)(g)(h)
TC Ziraat Bankasi AS, Senior Notes	5.125%	9/29/23	1,890,000		1,614,799	(a)
UniCredit SpA, Subordinated Notes (7.296% to 4/2/29 then USD 5 year ICE Swap Rate + 4.914%)	7.296%	4/2/34	2,170,000		2,145,734	(a)(h)
Wells Fargo & Co., Subordinated Notes	4.300%	7/22/27	1,000,000		1,049,881
Total Banks					52,900,675
Capital Markets — 1.9%
Credit Suisse Group AG, Junior Subordinated Notes (7.250% to 9/12/25 then USD 5 year ICE Swap Rate + 4.332%)	7.250%	9/12/25	1,270,000		1,296,511	(a)(g)(h)
Donnelley Financial Solutions Inc., Senior Notes	8.250%	10/15/24	1,330,000		1,363,250
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	2,800,000		3,526,193
UBS Group Funding Switzerland AG, Senior Notes (7.000% to 1/31/24 then USD 5 year ICE Swap Rate + 4.344%)	7.000%	1/31/24	2,490,000		2,560,069	(a)(g)(h)
Total Capital Markets					8,746,023
Consumer Finance — 0.2%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	129,000		133,676
Navient Corp., Senior Notes	5.875%	10/25/24	480,000		482,400
Navient Corp., Senior Notes	6.750%	6/15/26	410,000		413,075
Total Consumer Finance					1,029,151
Diversified Financial Services — 2.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.625%	10/30/20	180,000		184,298
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.625%	7/1/22	640,000		665,365

See Notes to Financial Statements.

16	Western Asset Global High Income Fund Inc. 2019 Annual Report

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Diversified Financial Services — continued
ASP AMC Merger Sub Inc., Senior Notes	8.000%	5/15/25	370,000		$260,850	(a)
Banco Nacional de Comercio Exterior SNC, Senior Notes	4.375%	10/14/25	1,340,000		1,352,073	(a)
DAE Funding LLC, Senior Notes	5.750%	11/15/23	1,080,000		1,119,150	(a)
GE Capital International Funding Co. Unlimited Co., Senior Notes	3.373%	11/15/25	1,000,000		989,135
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	2,620,000		2,824,341
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	580,000		627,338
Nationwide Building Society, Junior Subordinated Notes (6.875% to 6/20/19 then GBP 5 year Swap Rate + 4.880%)	6.875%	6/20/19	1,080,000	GBP	1,367,199	(c)(g)(h)
Total Diversified Financial Services					9,389,749
Total Financials					72,065,598
Health Care — 6.8%
Health Care Equipment & Supplies — 0.4%
Becton Dickinson and Co., Senior Notes	3.700%	6/6/27	1,700,000		1,741,546
Health Care Providers & Services — 3.8%
Air Medical Group Holdings Inc., Senior Notes	6.375%	5/15/23	1,030,000		965,625	(a)
BioScrip Inc., First Lien Notes ((Highest of Federal Funds Rate + 0.500%, Prime Rate and 1 mo. LIBOR (subject to 1.000% floor) + 1.000%) or 1 mo. LIBOR (subject to 1.000% floor) + 6.000%, or 1 mo. LIBOR (subject to 1.000% floor) + 7.000%)	9.500%	8/15/20	121,000		120,395	(e)(h)(i)
BioScrip Inc., First Lien Notes ((Highest of Federal Funds Rate + 0.500%, Prime Rate and 1 mo. LIBOR (subject to 1.000% floor) + 1.000%) or 1 mo. LIBOR (subject to 1.000% floor) + 6.000%, or 1 mo. LIBOR (subject to 1.000% floor) + 7.000%)	9.500%	6/30/22	3,465,000		3,620,925	(d)(e)(h)(i)
Centene Corp., Senior Notes	5.625%	2/15/21	830,000		840,375
Centene Corp., Senior Notes	6.125%	2/15/24	630,000		658,432
Centene Corp., Senior Notes	4.750%	1/15/25	1,600,000		1,624,000
CHS/Community Health Systems Inc., Senior Secured Notes	8.000%	3/15/26	1,670,000		1,604,035	(a)
DaVita Inc., Senior Notes	5.125%	7/15/24	840,000		820,848
DaVita Inc., Senior Notes	5.000%	5/1/25	1,230,000		1,167,823
HCA Inc., Senior Notes	5.625%	9/1/28	2,190,000		2,288,747
HCA Inc., Senior Secured Notes	5.250%	6/15/26	820,000		881,869
Magellan Health Inc., Senior Notes	4.900%	9/22/24	3,020,000		2,914,300
Total Health Care Providers & Services					17,507,374
Pharmaceuticals — 2.6%
Bausch Health Americas Inc., Senior Notes	8.500%	1/31/27	1,110,000		1,167,931	(a)
Bausch Health Cos. Inc., Senior Notes	5.875%	5/15/23	750,000		756,562	(a)
Bausch Health Cos. Inc., Senior Notes	6.125%	4/15/25	3,370,000		3,292,069	(a)
Bausch Health Cos. Inc., Senior Secured Notes	7.000%	3/15/24	700,000		732,813	(a)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2019 Annual Report	17

Schedule of investments (cont’d)

May 31, 2019

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†	Value
Pharmaceuticals — continued
Teva Pharmaceutical Finance Co. BV, Senior Notes	2.950%	12/18/22	1,560,000	$1,394,250
Teva Pharmaceutical Finance IV BV, Senior Notes	3.650%	11/10/21	1,036,000	972,545
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.200%	7/21/21	45,000	41,690
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.800%	7/21/23	4,680,000	3,913,650
Total Pharmaceuticals				12,271,510
Total Health Care				31,520,430
Industrials — 5.2%
Airlines — 0.0%
Delta Air Lines Pass-Through Certificates Trust	8.021%	8/10/22	167,117	183,720
Building Products — 1.1%
Builders FirstSource Inc., Senior Secured Notes	6.750%	6/1/27	490,000	497,350	(a)
Standard Industries Inc., Senior Notes	5.000%	2/15/27	2,760,000	2,701,350	(a)
Standard Industries Inc., Senior Notes	4.750%	1/15/28	1,820,000	1,744,925	(a)
Total Building Products				4,943,625
Commercial Services & Supplies — 1.9%
GFL Environmental Inc., Senior Notes	8.500%	5/1/27	1,390,000	1,421,998	(a)
United Rentals North America Inc., Senior Notes	5.500%	7/15/25	450,000	461,250
United Rentals North America Inc., Senior Notes	6.500%	12/15/26	4,280,000	4,547,500
United Rentals North America Inc., Senior Notes	5.500%	5/15/27	260,000	262,925
United Rentals North America Inc., Senior Notes	4.875%	1/15/28	2,170,000	2,109,457
Total Commercial Services & Supplies				8,803,130
Industrial Conglomerates — 0.2%
Alfa SAB de CV, Senior Notes	6.875%	3/25/44	400,000	436,100	(a)
General Electric Co., Junior Subordinated Notes (5.000% to 1/21/21 then 3 mo. USD LIBOR + 3.330%)	5.000%	1/21/21	400,000	372,886	(g)(h)
Total Industrial Conglomerates				808,986
Machinery — 0.4%
Allison Transmission Inc., Senior Notes	5.000%	10/1/24	440,000	438,658	(a)
Allison Transmission Inc., Senior Notes	4.750%	10/1/27	1,434,000	1,382,018	(a)
Total Machinery				1,820,676
Marine — 0.2%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	1,430,000	1,165,450	(a)
Trading Companies & Distributors — 1.4%
Ashtead Capital Inc., Secured Notes	4.125%	8/15/25	2,180,000	2,166,375	(a)
Beacon Roofing Supply Inc., Senior Notes	4.875%	11/1/25	4,615,000	4,379,958	(a)
Total Trading Companies & Distributors				6,546,333
Total Industrials				24,271,920

See Notes to Financial Statements.

18	Western Asset Global High Income Fund Inc. 2019 Annual Report

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†	Value
Information Technology — 1.6%
Semiconductors & Semiconductor Equipment — 0.3%
Amkor Technology Inc., Senior Notes	6.625%	9/15/27	1,110,000	$1,065,600	(a)
Software — 0.1%
j2 Cloud Services LLC/j2 Global Co-Obligor Inc., Senior Notes	6.000%	7/15/25	490,000	501,638	(a)
Technology Hardware, Storage & Peripherals — 1.2%
Dell International LLC/EMC Corp., Senior Notes	7.125%	6/15/24	690,000	727,298	(a)
Seagate HDD Cayman, Senior Notes	4.750%	6/1/23	410,000	420,185
Seagate HDD Cayman, Senior Notes	4.750%	1/1/25	1,330,000	1,320,344
Seagate HDD Cayman, Senior Notes	4.875%	6/1/27	630,000	602,188
Western Digital Corp., Senior Notes	4.750%	2/15/26	2,750,000	2,614,617
Total Technology Hardware, Storage & Peripherals				5,684,632
Total Information Technology				7,251,870
Materials — 12.9%
Chemicals — 1.5%
Braskem America Finance Co., Senior Notes	7.125%	7/22/41	1,060,000	1,205,750	(c)
Mexichem SAB de CV, Senior Notes	5.875%	9/17/44	2,000,000	1,995,000	(a)
OCP SA, Senior Notes	5.625%	4/25/24	1,250,000	1,338,905	(a)
OCP SA, Senior Notes	4.500%	10/22/25	1,070,000	1,088,126	(a)
Valvoline Inc., Senior Notes	4.375%	8/15/25	1,250,000	1,209,375
Total Chemicals				6,837,156
Containers & Packaging — 3.0%
ARD Securities Finance SARL, Senior Secured Notes (8.750% PIK)	8.750%	1/31/23	4,236,152	4,087,887	(a)(j)
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc., Senior Notes	7.250%	5/15/24	1,000,000	1,045,000	(a)
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc., Senior Notes	6.000%	2/15/25	3,890,000	3,861,603	(a)
Greif Inc., Senior Notes	6.500%	3/1/27	2,180,000	2,196,350	(a)
Pactiv LLC, Senior Notes	7.950%	12/15/25	2,220,000	2,275,500
Pactiv LLC, Senior Notes	8.375%	4/15/27	510,000	525,300
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	160,000	167,200	(c)
Total Containers & Packaging				14,158,840
Metals & Mining — 6.6%
Alcoa Nederland Holding BV, Senior Notes	6.750%	9/30/24	890,000	912,250	(a)
Alcoa Nederland Holding BV, Senior Notes	7.000%	9/30/26	1,870,000	1,968,175	(a)
Alcoa Nederland Holding BV, Senior Notes	6.125%	5/15/28	1,290,000	1,299,675	(a)
Anglo American Capital PLC, Senior Notes	4.125%	4/15/21	520,000	528,728	(a)
Anglo American Capital PLC, Senior Notes	4.875%	5/14/25	1,470,000	1,554,172	(a)
ArcelorMittal, Senior Notes	7.000%	10/15/39	1,140,000	1,301,230

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2019 Annual Report	19

Schedule of investments (cont’d)

May 31, 2019

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Metals & Mining — continued
First Quantum Minerals Ltd., Senior Notes	7.000%	2/15/21	854,000		$851,865	(a)
First Quantum Minerals Ltd., Senior Notes	7.250%	5/15/22	2,490,000		2,374,837	(a)
Freeport-McMoRan Inc., Senior Notes	4.000%	11/14/21	830,000		837,262
Freeport-McMoRan Inc., Senior Notes	6.875%	2/15/23	2,380,000		2,496,025
Freeport-McMoRan Inc., Senior Notes	3.875%	3/15/23	680,000		656,200
Freeport-McMoRan Inc., Senior Notes	4.550%	11/14/24	2,080,000		2,015,000
Freeport-McMoRan Inc., Senior Notes	5.400%	11/14/34	2,530,000		2,264,350
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	960,000		823,680
Hudbay Minerals Inc., Senior Notes	7.250%	1/15/23	370,000		374,163	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	13.250%	2/15/18	1,062,811		3,986	*(a)(k)
Southern Copper Corp., Senior Notes	6.750%	4/16/40	730,000		874,032
Southern Copper Corp., Senior Notes	5.250%	11/8/42	2,380,000		2,465,343
Teck Resources Ltd., Senior Notes	8.500%	6/1/24	1,520,000		1,623,494	(a)
Teck Resources Ltd., Senior Notes	6.250%	7/15/41	460,000		482,304
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	4,660,000		4,783,490
Total Metals & Mining					30,490,261
Paper & Forest Products — 1.8%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	264,000		265,882
Inversiones CMPC SA, Senior Notes	4.500%	4/25/22	500,000		513,271	(a)
Inversiones CMPC SA, Senior Notes	4.375%	5/15/23	460,000		471,899	(a)
Lecta SA, Senior Secured Notes	6.500%	8/1/23	1,160,000	EUR	858,530	(c)
Mercer International Inc., Senior Notes	7.375%	1/15/25	2,640,000		2,778,600	(a)
Suzano Austria GmbH, Senior Notes	5.750%	7/14/26	3,400,000		3,628,480	(a)
Total Paper & Forest Products					8,516,662
Total Materials					60,002,919
Real Estate — 1.5%
Equity Real Estate Investment Trusts (REITs) — 1.3%
CoreCivic Inc., Senior Notes	4.125%	4/1/20	110,000		110,138
CoreCivic Inc., Senior Notes	5.000%	10/15/22	570,000		573,563
CoreCivic Inc., Senior Notes	4.625%	5/1/23	360,000		355,050
CoreCivic Inc., Senior Notes	4.750%	10/15/27	1,490,000		1,324,237
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	6.375%	3/1/24	780,000		814,125
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	5.250%	8/1/26	2,070,000		2,094,529
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	5.000%	10/15/27	1,070,000		1,059,300
Total Equity Real Estate Investment Trusts (REITs)					6,330,942

See Notes to Financial Statements.

20	Western Asset Global High Income Fund Inc. 2019 Annual Report

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Real Estate Management & Development — 0.2%
WeWork Cos. Inc., Senior Notes	7.875%	5/1/25	870,000		$804,750	(a)
Total Real Estate					7,135,692
Utilities — 1.3%
Electric Utilities — 0.3%
FirstEnergy Corp., Senior Notes	7.375%	11/15/31	330,000		443,149
Pampa Energia SA, Senior Notes	7.375%	7/21/23	860,000		797,659	(c)
Total Electric Utilities					1,240,808
Gas Utilities — 0.6%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	5.875%	3/1/27	3,100,000		3,014,750
Independent Power and Renewable Electricity Producers — 0.4%
Minejesa Capital BV, Senior Secured Notes	5.625%	8/10/37	1,780,000		1,768,686	(a)
Total Utilities					6,024,244
Total Corporate Bonds & Notes (Cost — $423,343,540)					452,722,709
Sovereign Bonds — 27.1%
Argentina — 3.2%
Argentina POM Politica Monetaria, Bonds (Argentina Central Bank 7 Day Repo Reference Rate)	68.804%	6/21/20	42,670,000	ARS	951,892	(h)
Argentine Republic Government International Bond, Senior Notes	6.875%	4/22/21	1,140,000		946,770
Argentine Republic Government International Bond, Senior Notes	5.625%	1/26/22	9,420,000		7,295,790
Provincia de Buenos Aires, Senior Notes	7.875%	6/15/27	7,840,000		5,497,879	(a)
Total Argentina					14,692,331
Armenia — 0.2%
Republic of Armenia International Bond, Senior Notes	6.000%	9/30/20	820,000		840,451	(c)
Brazil — 1.6%
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/21	2,826,000	BRL	756,238
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/23	18,677,000	BRL	5,111,754
Brazilian Government International Bond, Senior Notes	4.625%	1/13/28	1,750,000		1,779,313
Total Brazil					7,647,305
Colombia — 1.3%
Colombia Government International Bond, Senior Notes	7.375%	9/18/37	4,542,000		5,921,632
Costa Rica — 0.1%
Costa Rica Government International Bond, Senior Notes	7.158%	3/12/45	500,000		481,255	(a)
Croatia — 0.3%
Croatia Government International Bond, Senior Notes	6.625%	7/14/20	630,000		655,433	(a)
Croatia Government International Bond, Senior Notes	5.500%	4/4/23	450,000		488,570	(c)
Croatia Government International Bond, Senior Notes	5.500%	4/4/23	410,000		445,142	(a)
Total Croatia					1,589,145

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2019 Annual Report	21

Schedule of investments (cont’d)

May 31, 2019

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Dominican Republic — 0.9%
Dominican Republic International Bond, Senior Notes	5.500%	1/27/25	4,120,000		$4,300,291	(a)
Ecuador — 1.2%
Ecuador Government International Bond, Senior Notes	10.500%	3/24/20	1,650,000		1,734,579	(a)
Ecuador Government International Bond, Senior Notes	10.750%	3/28/22	890,000		991,237	(a)
Ecuador Government International Bond, Senior Notes	9.650%	12/13/26	2,690,000		2,831,252	(a)
Total Ecuador					5,557,068
Egypt — 0.4%
Egypt Government International Bond, Senior Notes	7.600%	3/1/29	1,950,000		1,952,244	(a)
Ghana — 0.5%
Ghana Government International Bond, Senior Notes	8.125%	1/18/26	270,000		278,330	(a)
Ghana Government International Bond, Senior Notes	10.750%	10/14/30	920,000		1,124,297	(a)
Ghana Government International Bond, Senior Notes	8.125%	3/26/32	900,000		865,143	(a)
Total Ghana					2,267,770
Guatemala — 0.4%
Guatemala Government Bond, Senior Notes	4.375%	6/5/27	1,970,000		1,902,035	(a)
Honduras — 0.4%
Honduras Government International Bond, Senior Notes	7.500%	3/15/24	400,000		437,504	(c)
Honduras Government International Bond, Senior Notes	6.250%	1/19/27	1,200,000		1,267,512	(a)
Total Honduras					1,705,016
Hungary — 0.3%
Hungary Government International Bond, Senior Notes	5.750%	11/22/23	942,000		1,051,816
Hungary Government International Bond, Senior Notes	5.375%	3/25/24	300,000		332,370
Total Hungary					1,384,186
Indonesia — 5.3%
Indonesia Government International Bond, Senior Notes	5.875%	1/15/24	2,369,000		2,623,519	(a)
Indonesia Government International Bond, Senior Notes	4.125%	1/15/25	1,110,000		1,148,356	(a)
Indonesia Government International Bond, Senior Notes	3.850%	7/18/27	7,140,000		7,225,787	(a)
Indonesia Government International Bond, Senior Notes	3.500%	1/11/28	4,370,000		4,314,868
Indonesia Government International Bond, Senior Notes	6.625%	2/17/37	4,635,000		5,831,507	(c)
Indonesia Treasury Bond, Senior Notes	8.250%	7/15/21	7,604,000,000	IDR	544,653
Indonesia Treasury Bond, Senior Notes	7.000%	5/15/22	40,240,000,000	IDR	2,803,901
Indonesia Treasury Bond, Senior Notes	8.375%	3/15/34	209,000,000	IDR	14,680
Total Indonesia					24,507,271
Ivory Coast — 0.3%
Ivory Coast Government International Bond, Senior Notes	5.750%	12/31/32	1,357,500		1,250,437	(a)
Jamaica — 0.1%
Jamaica Government International Bond, Senior Notes	8.000%	3/15/39	500,000		605,005

See Notes to Financial Statements.

22	Western Asset Global High Income Fund Inc. 2019 Annual Report

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Kenya — 0.1%
Kenya Government International Bond, Senior Notes	7.250%	2/28/28	600,000		$580,877	(a)
Mexico — 1.2%
Mexican Bonos, Bonds	6.500%	6/9/22	23,000,000	MXN	1,131,625
Mexico Government International Bond, Senior Notes	3.600%	1/30/25	2,200,000		2,216,500
Mexico Government International Bond, Senior Notes	3.750%	1/11/28	2,400,000		2,379,000
Total Mexico					5,727,125
Nigeria — 0.5%
Nigeria Government International Bond, Senior Notes	7.143%	2/23/30	2,200,000		2,107,019	(a)
Panama — 0.1%
Panama Government International Bond, Senior Notes	6.700%	1/26/36	460,000		609,505
Paraguay — 0.2%
Paraguay Government International Bond, Senior Notes	5.000%	4/15/26	730,000		776,026	(a)
Peru — 1.1%
Peruvian Government International Bond, Senior Notes	7.350%	7/21/25	750,000		943,882
Peruvian Government International Bond, Senior Notes	8.750%	11/21/33	2,604,000		4,103,904
Total Peru					5,047,786
Poland — 1.3%
Republic of Poland Government Bond	2.500%	7/25/27	17,850,000	PLN	4,653,100
Republic of Poland Government International Bond, Senior Notes	5.125%	4/21/21	1,390,000		1,456,720
Total Poland					6,109,820
Russia — 2.3%
Russian Federal Bond — OFZ	7.750%	9/16/26	375,770,000	RUB	5,774,470
Russian Foreign Bond — Eurobond, Senior Notes	12.750%	6/24/28	42,000		68,579	(c)
Russian Foreign Bond — Eurobond, Senior Notes	5.875%	9/16/43	4,400,000		5,087,610	(a)
Total Russia					10,930,659
Senegal — 0.1%
Senegal Government International Bond, Senior Notes	6.250%	7/30/24	450,000		467,105	(c)
Sri Lanka — 0.6%
Sri Lanka Government International Bond, Senior Notes	6.250%	7/27/21	2,700,000		2,713,053	(c)
Turkey — 1.4%
Turkey Government International Bond, Senior Notes	4.250%	4/14/26	5,000,000		4,173,700
Turkey Government International Bond, Senior Notes	4.875%	10/9/26	2,800,000		2,390,662
Total Turkey					6,564,362
Ukraine — 1.0%
Ukraine Government International Bond, Senior Notes	7.750%	9/1/20	1,810,000		1,827,803	(a)
Ukraine Government International Bond, Senior Notes	7.375%	9/25/32	3,300,000		2,938,964	(a)
Total Ukraine					4,766,767

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2019 Annual Report	23

Schedule of investments (cont’d)

May 31, 2019

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Uruguay — 0.5%
Uruguay Government International Bond, Senior Notes	9.875%	6/20/22	62,870,000	UYU	$1,751,442	(c)
Uruguay Government International Bond, Senior Notes	8.500%	3/15/28	16,630,000	UYU	396,946	(c)
Total Uruguay					2,148,388
Venezuela — 0.2%
Venezuela Government International Bond, Senior Notes	8.250%	10/13/24	3,460,000		1,016,375	*(b)(c)
Total Sovereign Bonds (Cost — $120,421,272)					126,168,309
Senior Loans — 9.9%
Communication Services — 2.1%
Diversified Telecommunication Services — 0.3%
UnityMedia Hessen GmbH & Co. KG, Term Loan Senior Facility B (1 mo. USD LIBOR + 2.250%)	4.690%	9/30/25	1,320,000		1,314,088	(h)(l)(m)
Media — 1.8%
Charter Communications Operating LLC, Term Loan B (1 mo. USD LIBOR + 2.000%)	4.440%	4/30/25	4,044,697		4,041,020	(h)(l)(m)
iHeartCommunications Inc., Term Loan	—	5/4/26	1,660,000		1,663,805	(n)
Lamar Media Corp., Term Loan B (1 mo. USD LIBOR + 1.750%)	4.250%	3/14/25	2,673,000		2,680,516	(h)(l)(m)
Total Media					8,385,341
Total Communication Services					9,699,429
Consumer Discretionary — 5.0%
Diversified Consumer Services — 0.3%
Prime Security Services Borrower LLC, Term Loan B1 (1 mo. USD LIBOR + 2.750%)	5.189%	5/2/22	1,310,000		1,301,578	(h)(l)(m)
Hotels, Restaurants & Leisure — 3.6%
Aramark Services Inc., USD Term Loan B3 (1 mo. USD LIBOR + 1.750%)	4.189%	3/11/25	6,392,877		6,371,735	(h)(l)(m)
Hilton Worldwide Finance LLC, Term Loan B2 (1 mo. USD LIBOR + 1.750%)	4.180%	10/25/23	8,324,194		8,315,205	(h)(l)(m)
Wyndham Hotels & Resorts Inc., Term Loan B (1 mo. USD LIBOR + 1.750%)	4.189%	5/30/25	2,208,900		2,202,982	(h)(l)(m)
Total Hotels, Restaurants & Leisure					16,889,922
Specialty Retail — 1.1%
PetSmart Inc., Term Loan B2 (1 mo. USD LIBOR + 4.250%)	6.720%	3/11/22	5,035,609		4,871,952	(h)(l)(m)
Total Consumer Discretionary					23,063,452
Health Care — 0.3%
Pharmaceuticals — 0.3%
Beta Sub LLC, Term Loan	—	5/22/26	1,350,000		1,343,250	(e)(n)

See Notes to Financial Statements.

24	Western Asset Global High Income Fund Inc. 2019 Annual Report

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†	Value
Industrials — 1.6%
Air Freight & Logistics — 0.9%
Avolon TLB Borrower 1 (US) LLC, Term Loan B3 (1 mo. USD LIBOR + 1.750%)	4.191%	1/15/25	4,406,476	$4,401,518	(h)(l)(m)
Professional Services — 0.5%
Trans Union LLC, 2017 Replacement Term Loan B3 (1 mo. USD LIBOR + 2.000%)	4.439%	4/10/23	2,292,593	2,291,978	(h)(l)(m)
Trading Companies & Distributors — 0.2%
Delos Finance Sarl, 2018 Term Loan (3 mo. USD LIBOR + 1.750%)	4.351%	10/6/23	1,000,000	1,000,156	(h)(l)(m)
Total Industrials				7,693,652
Information Technology — 0.8%
IT Services — 0.8%
First Data Corp., 2024 New Dollar Term Loan A (1 mo. USD LIBOR + 2.000%)	4.437%	4/26/24	3,845,862	3,843,697	(h)(l)(m)
Utilities — 0.1%
Electric Utilities — 0.1%
Panda Temple Power LLC, Second Lien Term Loan (1 mo. USD LIBOR + 8.000% PIK)	10.430%	2/7/23	335,085	335,504	(h)(j)(l)(m)
Total Senior Loans (Cost — $45,439,616)				45,978,984
U.S. Government & Agency Obligations — 4.6%
U.S. Government Obligations — 4.6%
U.S. Treasury Notes	2.250%	4/30/21	1,000,000	1,005,430
U.S. Treasury Notes	1.625%	5/31/23	2,500,000	2,471,826	(o)
U.S. Treasury Notes	2.750%	8/31/23	4,250,000	4,391,694	(o)
U.S. Treasury Notes	2.875%	9/30/23	2,700,000	2,805,258	(o)
U.S. Treasury Notes	2.125%	11/30/23	4,750,000	4,788,501	(o)
U.S. Treasury Notes	2.125%	3/31/24	4,000,000	4,033,672	(o)
U.S. Treasury Notes	2.000%	6/30/24	1,750,000	1,754,307
Total U.S. Government & Agency Obligations (Cost — $20,562,667)				21,250,688
Convertible Bonds & Notes — 0.9%
Communication Services — 0.9%
Interactive Media & Services — 0.1%
Twitter Inc., Senior Notes	1.000%	9/15/21	580,000	555,695
Media — 0.8%
DISH Network Corp., Senior Notes	2.375%	3/15/24	4,030,000	3,511,389
Total Convertible Bonds & Notes (Cost — $4,056,623)				4,067,084

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2019 Annual Report	25

Schedule of investments (cont’d)

May 31, 2019

Western Asset Global High Income Fund Inc.

Security‡			Shares		Value
Common Stocks — 0.6%
Consumer Discretionary — 0.0%
Hotels, Restaurants & Leisure — 0.0%
Bossier Escrow Shares			65,403		$13,715	*(d)(e)
Energy — 0.5%
Energy Equipment & Services — 0.0%
Hercules Offshore Inc. (Escrow)			37,071		26,650	*(d)(e)
KCAD Holdings I Ltd.			77,972,021		127,796	*(d)(e)
Total Energy Equipment & Services					154,446
Oil, Gas & Consumable Fuels — 0.5%
Berry Petroleum Corp.			157,208		1,689,986
Montage Resources Corp.			51,847		404,925	*
MWO Holdings LLC			417		31,834	*(d)(e)
Total Oil, Gas & Consumable Fuels					2,126,745
Total Energy					2,281,191
Utilities — 0.1%
Electric Utilities — 0.1%
Panda Temple Power LLC			21,934		482,548	*(e)
Total Common Stocks (Cost — $8,293,595)					2,777,454

	Rate	Maturity Date	Face Amount†
Non-U.S. Treasury Inflation Protected Securities — 0.2%
Argentina — 0.2%
Bonos de la Nacion Argentina con Ajuste por CER, Bonds (Cost — $1,724,864)	4.000%	3/6/20	50,365,524	ARS	947,335
Total Investments before Short-Term Investments (Cost — $623,842,177)					653,912,563

			Shares
Short-Term Investments — 0.8%
Dreyfus Government Cash Management, Institutional Shares (Cost — $3,973,715)	2.318%		3,973,715		3,973,715
Total Investments — 141.5% (Cost — $627,815,892)					657,886,278
Liabilities in Excess of Other Assets — (41.5)%					(193,003,459)
Total Net Assets — 100.0%					$464,882,819

†	Face amount denominated in U.S. dollars, unless otherwise noted.

‡	Securities held by the Fund are subject to a lien, granted to the lender, to the extent of the borrowing outstanding and any additional expenses.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

See Notes to Financial Statements.

26	Western Asset Global High Income Fund Inc. 2019 Annual Report

Western Asset Global High Income Fund Inc.

(b)	The coupon payment on these securities is currently in default as of May 31, 2019.

(c)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (Note 1).

(e)	Security is valued using significant unobservable inputs (Note 1).

(f)	Value is less than $1.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(i)	Restricted security (Note 8).

(j)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional securities.

(k)	The maturity principal is currently in default as of May 31, 2019.

(l)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(m)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(n)	All or a portion of this loan is unfunded as of May 31, 2019. The interest rate for fully unfunded term loans is to be determined.

(o)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

Abbreviations used in this schedule:

ARS	— Argentine Peso

BRL	— Brazilian Real

CER	— Coeficente de Establilzacion de Referencia

EUR	— Euro

GBP	— British Pound

ICE	— Intercontinental Exchange

IDR	— Indonesian Rupiah

JSC	— Joint Stock Company

LIBOR	— London Interbank Offered Rate

MXN	— Mexican Peso

OJSC	— Open Joint Stock Company

PIK	— Payment-In-Kind

PLN	— Polish Zloty

RUB	— Russian Ruble

USD	— United States Dollar

UYU	— Uruguayan Peso

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2019 Annual Report	27

Schedule of investments (cont’d)

May 31, 2019

Western Asset Global High Income Fund Inc.

Summary of Investments by Country** (unaudited)
United States	47.4%
Brazil	5.2
United Kingdom	5.1
Indonesia	4.3
Argentina	4.0
Russia	2.8
Luxembourg	2.7
Mexico	2.4
France	2.2
Colombia	2.2
Canada	2.1
Italy	1.7
Ireland	1.7
Peru	1.4
Turkey	1.3
Netherlands	1.2
Israel	1.0
Poland	0.9
Ecuador	0.8
Ukraine	0.7
Dominican Republic	0.7
Spain	0.6
Switzerland	0.6
Zambia	0.5
Sri Lanka	0.4
Morocco	0.4
Ghana	0.3
Uruguay	0.3
Nigeria	0.3
Kazakhstan	0.3
South Africa	0.3
Macau	0.3
Egypt	0.3
Guatemala	0.3
Honduras	0.3
Croatia	0.2
Belgium	0.2
Hungary	0.2
Malaysia	0.2

See Notes to Financial Statements.

28	Western Asset Global High Income Fund Inc. 2019 Annual Report

Western Asset Global High Income Fund Inc.

Summary of Investments by Country** (unaudited) (cont’d)
Venezuela	0.2%
Chile	0.2
Ivory Coast	0.2
United Arab Emirates	0.2
Armenia	0.1
Germany	0.1
Paraguay	0.1
Panama	0.1
Jamaica	0.1
Kenya	0.1
Costa Rica	0.1
Senegal	0.1
Australia	0.0 ‡
Short-Term Investments	0.6
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of May 31, 2019 and are subject to change.

‡	Represents less than 0.1%.

At May 31, 2019, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements	Asset Class of Collateral*	Collateral Value
Deutsche Bank	2.600%	4/11/2019	7/10/2019	$14,477,500	U.S. Government & Agency Obligations	$15,010,707
Goldman Sachs Group Inc.	2.700%	5/8/2019	7/10/2019	2,432,000	U.S. Government & Agency Obligations	2,471,826
				$16,909,500		$17,482,533

*	Refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements.

At May 31, 2019, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	4,760,000	USD	1,204,697	Barclays Bank PLC	7/17/19	$3,382
GBP	200,000	USD	257,966	Barclays Bank PLC	7/17/19	(4,500)
USD	1,014,566	EUR	900,000	Barclays Bank PLC	7/17/19	5,071
USD	2,189,503	EUR	1,930,000	Barclays Bank PLC	7/17/19	24,697
USD	395,069	GBP	300,000	Barclays Bank PLC	7/17/19	14,870
USD	3,685,478	GBP	2,803,434	Barclays Bank PLC	7/17/19	132,599
EUR	100,000	USD	112,760	Citibank N.A.	7/17/19	(593)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2019 Annual Report	29

Schedule of investments (cont’d)

May 31, 2019

Western Asset Global High Income Fund Inc.

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,220,137	BRL	4,760,000	Citibank N.A.	7/17/19	$12,058
USD	113,180	EUR	100,000	Citibank N.A.	7/17/19	1,013
USD	791,249	EUR	700,000	Goldman Sachs Group Inc.	7/17/19	6,086
Total						$194,683

Abbreviations used in this table:

BRL	— Brazilian Real

EUR	— Euro

GBP	— British Pound

USD	— United States Dollar

See Notes to Financial Statements.

30	Western Asset Global High Income Fund Inc. 2019 Annual Report

Statement of assets and liabilities

May 31, 2019

Assets:
Investments, at value (Cost — $627,815,892)	$657,886,278
Cash	708,254
Foreign currency, at value (Cost — $493,649)	479,416
Interest receivable	9,911,926
Receivable for securities sold	4,526,134
Unrealized appreciation on forward foreign currency contracts	199,776
Deposits with brokers for OTC derivatives	30,000
Prepaid expenses	18,750
Other receivables	4,567
Total Assets	673,765,101

Liabilities:
Loan payable (Note 5)	180,000,000
Payable for open reverse repurchase agreements (Note 3)	16,909,500
Payable for securities purchased	8,586,304
Distributions payable	2,734,616
Investment management fee payable	465,486
Interest payable	73,403
Directors’ fees payable	12,170
Unrealized depreciation on forward foreign currency contracts	5,093
Accrued expenses	95,710
Total Liabilities	208,882,282
Total Net Assets	$464,882,819

Net Assets:
Par value ($0.001 par value; 44,106,706 shares issued and outstanding; 100,000,000 shares authorized)	$44,107
Paid-in capital in excess of par value	539,034,394
Total distributable earnings (loss)	(74,195,682)
Total Net Assets	$464,882,819

Shares Outstanding	44,106,706

Net Asset Value	$10.54

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2019 Annual Report	31

Statement of operations

For the Year Ended May 31, 2019

Investment Income:
Interest	$43,878,857
Dividends	118,814
Less: Foreign taxes withheld	(173,049)
Total Investment Income	43,824,622

Expenses:
Interest expense (Notes 3 and 5)	5,646,776
Investment management fee (Note 2)	5,518,996
Transfer agent fees	159,234
Legal fees	130,803
Directors’ fees	128,110
Audit and tax fees	76,205
Shareholder reports	31,436
Stock exchange listing fees	23,037
Fund accounting fees	8,000
Insurance	7,230
Custody fees	4,880
Commitment fees (Note 5)	3,767
Miscellaneous expenses	17,960
Total Expenses	11,756,434
Less: Fee waivers and/or expense reimbursements (Note 2)	(81,724)
Net Expenses	11,674,710
Net Investment Income	32,149,912

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(18,777,296)
Futures contracts	22,810
Forward foreign currency contracts	492,433
Foreign currency transactions	(282,791)
Net Realized Loss	(18,544,844)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	15,838,513
Forward foreign currency contracts	(180,328)
Foreign currencies	135,189
Change in Net Unrealized Appreciation (Depreciation)	15,793,374
Net Loss on Investments, Futures Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(2,751,470)
Increase in Net Assets From Operations	$29,398,442

See Notes to Financial Statements.

32	Western Asset Global High Income Fund Inc. 2019 Annual Report

Statements of changes in net assets

For the Years Ended May 31,	2019	2018

Operations:
Net investment income	$32,149,912	$33,170,902
Net realized loss	(18,544,844)	(3,495,991)
Change in net unrealized appreciation (depreciation)	15,793,374	(28,024,584)
Increase in Net Assets From Operations	29,398,442	1,650,327

Distributions to Shareholders From (Note 1):
Total distributable earnings(a)	(30,963,056)	(33,685,170)
Return of capital	(1,693,954)	(1,358,854)
Decrease in Net Assets From Distributions to Shareholders	(32,657,010)	(35,044,024)

Fund Share Transactions:
Cost of shares repurchased (816,259 and 319,205 shares repurchased, respectively)	(7,135,435)	(3,031,002)
Decrease in Net Assets From Fund Share Transactions	(7,135,435)	(3,031,002)
Decrease in Net Assets	(10,394,003)	(36,424,699)

Net Assets:
Beginning of year	475,276,822	511,701,521
End of year(b)	$464,882,819	$475,276,822

(a)

Distributions from net investment income and from realized gains are no longer required to be separately disclosed (Note 10). For the year ended May 31, 2018, distributions from net investment income were $33,685,170.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required (Note 10). For the year ended May 31, 2018, end of year net assets included overdistributed net investment income of $(3,688,817).

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2019 Annual Report	33

Statement of cash flows

For the Year Ended May 31, 2019

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$29,398,442
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(573,654,634)
Sales of portfolio securities	570,845,333
Net purchases, sales and maturities of short-term investments	(483,308)
Payment-in-kind	(261,575)
Net amortization of premium (accretion of discount)	(4,800,311)
Decrease in receivable for securities sold	4,088,136
Increase in interest receivable	(796,759)
Decrease in prepaid expenses	496
Increase in other receivables	(284)
Decrease in payable for securities purchased	(24,860,479)
Decrease in investment management fee payable	(1,649)
Increase in Directors’ fees payable	1,739
Increase in interest payable	46,564
Decrease in accrued expenses	(24,863)
Net realized loss on investments	18,777,296
Change in net unrealized appreciation (depreciation) of investments and forward foreign currency contracts	(15,658,185)
Net Cash Provided by Operating Activities*	2,615,959

Cash Flows From Financing Activities:
Distributions paid on common stock	(32,663,969)
Proceeds from loan facility borrowings	12,000,000
Increase in payable for reverse repurchase agreements	16,909,500
Payment for shares repurchased	(7,135,435)
Net Cash Used in Financing Activities	(10,889,904)
Net Decrease in Cash and Restricted Cash	(8,273,945)
Cash and restricted cash at beginning of year	9,491,615
Cash and restricted cash at end of year	$1,217,670

*	Included in operating expenses is cash of $5,609,429 paid for interest and commitment fees on borrowings.

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of the such amounts shown on the Statement of Cash Flows.

May 31, 2019
Cash	$1,187,670
Restricted cash	30,000
Total cash and restricted cash shown in the Statement of Cash Flows	$1,217,670

Restricted cash consists of cash that has been segregated to cover the Fund’s collateral or margin obligations under derivative contracts. It is separately reported on the Statement of Assets and Liabilities as Deposits with brokers.

See Notes to Financial Statements.

34	Western Asset Global High Income Fund Inc. 2019 Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended May 31:
	2019[1]	2018[1]	2017[1]	2016[1]	2015[1]

Net asset value, beginning of year	$10.58	$11.31	$10.55	$12.33	$13.59

Income (loss) from operations:
Net investment income	0.72	0.73	0.82	0.97	0.99
Net realized and unrealized gain (loss)	(0.04)	(0.69)	0.98	(1.59)	(1.09)
Total income (loss) from operations	0.68	0.04	1.80	(0.62)	(0.10)

Less distributions from:
Net investment income	(0.70)	(0.75)	(0.93)	(1.16)	(1.16)
Return of capital	(0.04)	(0.03)	(0.11)	—	—
Total distributions	(0.74)	(0.78)	(1.04)	(1.16)	(1.16)
Anti-dilutive impact of repurchase plan	0.03 [2]	0.01 [2]	—	—	—

Net asset value, end of year	$10.54	$10.58	$11.31	$10.55	$12.33

Market price, end of year	$9.59	$9.18	$10.23	$9.52	$10.91
Total return, based on NAV[3,4]	6.90%	0.29%	17.82%	(4.66)%	(0.66)%
Total return, based on Market Price[5]	13.17%	(2.99)%	19.21%	(1.08)%	(6.76)%

Net assets, end of year (millions)	$465	$475	$512	$327	$383

Ratios to average net assets:
Gross expenses	2.54%	2.06%[6]	1.89%[6]	1.79%[6]	1.55%
Net expenses[7]	2.52	2.02 [6]	1.82 [6]	1.72 [6]	1.48
Net investment income	6.93	6.58	7.41	8.99	7.74

Portfolio turnover rate	89%	97%	78%	71%	40%

Supplemental data:
Loan Outstanding, End of Year (000s)	$180,000	$168,000	$171,000	$120,000	$125,000
Asset Coverage Ratio for Loan Outstanding[8]	358%	383%	399%	373%	406%
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[8]	$3,583	$3,829	$3,992	$3,729	$4,062
Weighted Average Loan (000s)	$177,490	$170,507	$156,400	$120,027	$102,205
Weighted Average Interest Rate on Loan	3.06%	2.36%	1.72%	1.18%	0.97%

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2019 Annual Report	35

Financial highlights (cont’d)

[1]	Per share amounts have been calculated using the average shares method.

[2]

The repurchase plan was completed at an average repurchase price of $8.74 for 816,259 shares and $7,135,435 for the year ended May 31, 2019 and $9.50 for 319,205 shares and $3,031,002 for the year ended May 31, 2018.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.

[5]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

[6]

Included in the expense ratios are certain non-recurring reorganization fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would not have changed for the year ended May 31, 2018, would have been 1.87% and 1.80%, respectively, for the year ended May 31, 2017 and 1.76% and 1.69%, respectively, for the year ended May 31, 2016

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.

See Notes to Financial Statements.

36	Western Asset Global High Income Fund Inc. 2019 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Global High Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is high current income. The Fund’s secondary objective is total return. Under normal market conditions, the Fund invests in a global portfolio of securities consisting of below investment grade fixed income securities, emerging market fixed income securities and investment grade fixed income securities.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

Western Asset Global High Income Fund Inc. 2019 Annual Report	37

Notes to financial statements (cont’d)

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

38	Western Asset Global High Income Fund Inc. 2019 Annual Report

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Energy	—	$99,813,028	$0	*	$99,813,028
Health care	—	27,779,110	3,741,320		31,520,430
Other corporate bonds & notes	—	321,389,251	—		321,389,251
Sovereign bonds	—	126,168,309	—		126,168,309
Senior loans:
Health care	—	—	1,343,250		1,343,250
Other senior loans	—	44,635,734	—		44,635,734
U.S. government & agency obligations	—	21,250,688	—		21,250,688
Convertible bonds & notes	—	4,067,084	—		4,067,084
Common stocks:
Consumer discretionary	—	—	13,715		13,715
Energy	$2,094,911	—	186,280		2,281,191
Utilities	—	—	482,548		482,548
Non-U.S. treasury inflation protected securities	—	947,335	—		947,335
Total long-term investments	2,094,911	646,050,539	5,767,113		653,912,563
Short-term investments†	3,973,715	—	—		3,973,715
Total investments	$6,068,626	$646,050,539	$5,767,113		$657,886,278
Other financial instruments:
Forward foreign currency contracts	—	199,776	—		199,776
Total	$6,068,626	$646,250,315	$5,767,113		$658,086,054

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Other financial instruments:
Forward foreign currency contracts	—	$5,093	—		$5,093

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

Western Asset Global High Income Fund Inc. 2019 Annual Report	39

Notes to financial statements (cont’d)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of May 31, 2018		Accrued Premiums/ Discounts	Realized Gain (Loss)[1]	Change in Unrealized Appreciation (Depreciation)[2]	Purchases
Corporate bonds & notes:
Consumer discretionary	$1,040,922		—	—	—	$115,334
Energy	0	*	—	—	—	—
Health care	3,620,925		$6,288	—	$(5,683)	119,790
Senior loans:
Consumer discretionary	1,669,678		(6,642)	$(188,095)	215,473	1,165,257
Energy	97,817		(6,184)	(4,491)	27,936	—
Health care	—		—	—	6,750	1,336,500
Common stocks:
Consumer discretionary	1,465,681		—	692,202	(1,321,160)	—
Energy	1,888,493		—	2	2,231,979	—
Industrials	203,220		—	(353,808)	151,023	—
Utilities	488,032		—	—	(5,484)	—
Preferred stocks:
Industrials	208,868		—	(1,583,062)	1,380,726	—
Total	$10,683,636		$(6,538)	$(1,437,252)	$2,681,560	$2,736,881

Investments in Securities (cont’d)	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of May 31, 2019		Net Change in Unrealized Appreciation (Depreciation) for Investments in Securities Still Held at May 31, 2019[2]
Corporate bonds & notes:
Consumer discretionary	$(1,156,256)	—	—	—		—
Energy	—	—	—	$0	*	—
Health care	—	—	—	3,741,320		$(5,683)
Senior loans:
Consumer discretionary	(2,855,671)	—	—	—		—
Energy	(115,078)	—	—	—		—
Health care	—	—	—	1,343,250		6,750
Common stocks:
Consumer discretionary	(823,008)	—	—	13,715		13,715
Energy	(3,934,194)	—	—	186,280		(206,190)
Industrials	(435)	—	—	—		—
Utilities	—	—	—	482,548		(5,484)
Preferred stocks:
Industrials	(6,532)	—	—	—		—
Total	$(8,891,174)	—	—	$5,767,113		$(196,892)

40	Western Asset Global High Income Fund Inc. 2019 Annual Report

*	Amount represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may

Western Asset Global High Income Fund Inc. 2019 Annual Report	41

Notes to financial statements (cont’d)

be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(e) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of the total amount committed may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At May 31, 2019, the Fund had sufficient cash and/or securities to cover these commitments.

(f) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations. If the market value of the collateral declines during the period, the Fund may be required to post additional collateral to cover its obligation. Cash collateral that has been pledged to cover obligations of the Fund under reverse repurchase agreements, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral are noted in the Schedule of Investments. Interest payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

(g) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds.

42	Western Asset Global High Income Fund Inc. 2019 Annual Report

For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(h) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(i) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Western Asset Global High Income Fund Inc. 2019 Annual Report	43

Notes to financial statements (cont’d)

(k) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA

44	Western Asset Global High Income Fund Inc. 2019 Annual Report

Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of May 31, 2019, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $5,093. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of May 31, 2019, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $30,000, which could be used to reduce the required payment.

As of May 31, 2019, the Fund held non-cash collateral from Citibank N.A. in the amount of $41,383. This amount could be used to reduce the Fund’s exposure to the counterparty in the event of default.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(n) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

Western Asset Global High Income Fund Inc. 2019 Annual Report	45

Notes to financial statements (cont’d)

(p) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2019, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(q) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Asset Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited and Western Asset Singapore provide certain subadvisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated securities. Western Asset Limited and Western Asset Singapore do not receive any compensation from the Fund and are compensated by Western Asset for its services to the Fund. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund. Western Asset pays Western Asset Limited and Western Asset Singapore a monthly subadvisory fee in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to each such non-U.S. subadviser to manage.

46	Western Asset Global High Income Fund Inc. 2019 Annual Report

During the periods in which the Fund utilizes financial leverage, the fees paid to LMPFA will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

Effective December 1, 2018, LMPFA implemented a voluntary investment management fee waiver of 0.025% that will continue until November 30, 2019.

During the year ended May 31, 2019, fees waived and/or expenses reimbursed amounted to $81,724.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended May 31, 2019, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$521,504,876	$52,149,758
Sales	525,714,366	45,130,967

At May 31, 2019, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$632,830,773	$38,655,831	$(13,600,326)	$25,055,505
Forward foreign currency contracts	—	199,776	(5,093)	194,683

Transactions in reverse repurchase agreements for the Fund during the year ended May 31, 2019 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$13,189,531	2.67%	$16,909,500

*	Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 2.45% to 2.72% during the year ended May 31, 2019. Interest expense incurred on reverse repurchase agreements totaled $219,150.

Western Asset Global High Income Fund Inc. 2019 Annual Report	47

Notes to financial statements (cont’d)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at May 31, 2019.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$199,776

LIABILITY DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$5,093

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended May 31, 2019. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$22,810	—	$22,810
Forward foreign currency contracts	—	$492,433	492,433
Total	$22,810	$492,433	$515,243

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
			Foreign Exchange Risk
Forward foreign currency contracts			$(180,328)

During the year ended May 31, 2019, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)†	$311,966
Forward foreign currency contracts (to buy)	1,167,826
Forward foreign currency contracts (to sell)	5,617,059

†	At May 31, 2019, there were no open positions held in this derivative.

48	Western Asset Global High Income Fund Inc. 2019 Annual Report

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of May 31, 2019.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4,5]
Barclays Bank PLC	$180,619	$(4,500)	$176,119	$4,500	$180,619
Citibank N.A.	13,071	(593)	12,478	(13,071)	(593)
Goldman Sachs Group Inc.	6,086	—	6,086	—	6,086
Total	$199,776	$(5,093)	$194,683	$(8,571)	$186,112

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

[5]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Loan

Effective June 8, 2018, the Fund has a revolving credit agreement with The Bank of Nova Scotia (“Credit Agreement”), which allows the Fund to borrow up to an aggregate amount of $180,000,000 and renews daily for a 179-day term, unless notice to the contrary is given to the Fund. The Fund pays a commitment fee on the unutilized portion of the loan commitment amount at an annual rate of 0.25%, except that the commitment fee is 0.15% in the event that the aggregate outstanding principal balance of the loan is equal to or greater than 75% of $180,000,000. The interest on the loan is calculated at a variable rate based on LIBOR plus any applicable margin. Securities held by the Fund are subject to a lien, granted to The Bank of Nova Scotia, to the extent of the borrowing outstanding and any additional expenses. The Fund’s Credit Agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the Credit Agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. Interest expense related to this loan for the year ended May 31, 2019 was $5,292,500. For the year ended May 31, 2019, the Fund incurred commitment fees of $2,934. For the year ended May 31, 2019, based on the number of days during the reporting period that the Fund had an outstanding balance under the Credit Agreement, the Fund had an average daily loan balance outstanding of $177,703,081 and the weighted average interest rate was 3.05%. At May 31, 2019 the Fund had $180,000,000 of borrowings outstanding per the Credit Agreement.

Western Asset Global High Income Fund Inc. 2019 Annual Report	49

Notes to financial statements (cont’d)

Prior to June 8, 2018, the Fund had a 364-day revolving credit agreement with State Street Bank and Trust Company (“Prior Credit Agreement”), which allowed the Fund to borrow up to an aggregate amount of $180,000,000. The Prior Credit Agreement terminated on June 8, 2018. The Fund paid a commitment fee at annual rate of 0.25% on the unutilized portion of the loan commitment amount. The interest on the loan was calculated at variable rates based on LIBOR, plus any applicable margin. Securities held by the Fund were subject to a lien, granted to State Street Bank and Trust Company, to the extent of the borrowing outstanding and any additional expenses. The Fund’s Prior Credit Agreement contained customary covenants that, among other things, may have limited the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the Prior Credit Agreement may have been subject to early termination under certain conditions and may have contained other provisions that could have limited the Fund’s ability to utilize borrowing under the agreement. Interest expense related to this loan for the period ended June 8, 2018 was $134,196. For the period ended June 8, 2018, the Fund incurred commitment fees of $833. For the period ended June 8, 2018, based on the number of days during the reporting period that the Fund had an outstanding balance under the Prior Credit Agreement, the Fund had an average daily loan balance outstanding of $168,000,000 and the weighted average interest rate was 3.64%.

6. Distributions subsequent to May 31, 2019

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
5/24/2019	6/3/2019	$0.0620
6/21/2019	7/1/2019	$0.0630
7/19/2019	8/1/2019	$0.0630
8/23/2019	9/3/2019	$0.0630

7. Stock repurchase program

On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts.

During the year ended May 31, 2019, the Fund repurchased and retired 1.80% of its common shares outstanding under the repurchase plan. The weighted average discount per share on these repurchases was 14.61% for the year ended May 31, 2019. Shares

50	Western Asset Global High Income Fund Inc. 2019 Annual Report

repurchased and the corresponding dollar amount are included in the Statement of Changes in Net Assets. The anti-dilutive impact of these share repurchases is included in the Financial Highlights.

Since the commencement of the stock repurchase program through May 31, 2019, the Fund repurchased 1,135,464 shares or 2.51% of its common shares outstanding for a total amount of $10,166,437.

8. Restricted securities

The following Fund investments are restricted as to resale.

Security	Face Amount	Acquisition Date	Cost	Value at 5/31/2019		Value Per Unit	Percent of Net Assets
BioScrip Inc., First Lien Notes, 9.500%, due 6/30/22	$3,465,000	6/17	$3,441,932	$3,620,925	(a)	$104.50	0.78%
BioScrip Inc., First Lien Notes, 9.500%, due 8/15/20	121,000	5/19	119,790	120,395		99.50	0.03
			$3,561,722	$3,741,320			0.81%

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Directors.

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended May 31, was as follows:

	2019	2018
Distributions paid from:
Ordinary income	$30,963,056	$33,685,170
Tax return of capital	1,693,954	1,358,854
Total distributions paid	$32,657,010	$35,044,024

As of May 31, 2019, the components of accumulated earnings (losses) on a tax basis were as follows:

Deferred capital losses*	$(95,889,259)
Other book/tax temporary differences(a)	(3,494,856)
Unrealized appreciation (depreciation)(b)	25,188,433
Total accumulated earnings (losses) — net	$(74,195,682)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts, the tax deferral of losses on straddles, book/tax differences in the accrual of interest income on securities in default, the difference between cash and accrual basis distributions paid and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums/discounts on fixed income securities.

10. Recent accounting pronouncements

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board Accounting Standards Update 2016-18 (“ASU 2016-18”), Statement of Cash Flows (Topic

Western Asset Global High Income Fund Inc. 2019 Annual Report	51

Notes to financial statements (cont’d)

230) — Restricted Cash. ASU 2016-18 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2017. ASU 2016-18 requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Prior to the issuance of ASU 2016-18, GAAP did not include specific guidance on the cash flow classification and presentation of changes in restricted cash or restricted cash equivalents. Upon evaluation, the Fund has concluded that ASU 2016-18 does not materially impact the financial statement amounts; however, as required, additional or enhanced disclosure has been included.

The Fund has made a change in accounting principle and adopted the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2017-08 (“ASU 2017-08”), Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium; specifically, requiring the premium to be amortized to the earliest call date. Prior to ASU 2017-08, premiums on callable debt securities were generally amortized to maturity date. ASU 2017-08 is intended to more closely align the amortization period with the expectations incorporated into the market pricing on the underlying security. ASU 2017-08 does not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity date. Upon evaluation, the Fund has concluded that the change in accounting principle does not materially impact the financial statement amounts.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Fund adopted the Final Rule with the most notable impacts being that the Fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets. The tax components of distributable earnings and distributions to shareholders continue to be disclosed within the Notes to Financial Statements.

The Fund has adopted the disclosure provisions of the Financial Accounting Standards Board Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13. The impact of the Fund’s adoption was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

52	Western Asset Global High Income Fund Inc. 2019 Annual Report

Report of independent registered public accounting firm

To the Board of Directors and Shareholders of Western Asset Global High Income Fund Inc.

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Global High Income Fund Inc. (the “Fund”) as of May 31, 2019, the related statements of operations and cash flows for the year ended May 31, 2019 and the statement of changes in net assets and financial highlights for each of the two years in the period ended May 31, 2019, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2019, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period ended May 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended May 31, 2017 and the financial highlights for each of the periods ended on or prior to May 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated July 20, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019 by correspondence with the custodian, agent banks and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

July 18, 2019

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not been able to determine the specific year we began serving as auditor.

Western Asset Global High Income Fund Inc. 2019 Annual Report	53

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Global High Income Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Fund’s annual proxy statement includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-888-777-0102.

Independent Directors†

Robert D. Agdern

Year of birth	1950
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past five years	Member of the Advisory Committee of the Dispute Resolution Rsearch Center at the Kellogg Graduate School of Business, Northwestern University (2002 to 2016); formerly, Deputy General Counsel responsible for western hemisphere matters for BP PLC (1999 to 2001); formerly, Associate General Counsel at Amoco Corporation responsible for corporate, chemical, and refining and marketing matters and special assignments (1993 to 1998) (Amoco merged with British Petroleum in 1998 forming BP PLC)
Number of portfolios in fund complex overseen by Director (including the Fund)	23
Other Board memberships held by Director during past five years	None

Carol L. Colman

Year of birth	1946
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2003
Number of portfolios in fund complex overseen by Director (including the Fund)	23
Other board memberships held by Director during past five years	None

54	Western Asset Global High Income Fund Inc.

Independent Directors† cont’d

Daniel P. Cronin

Year of Birth	1946
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel. Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by director (including the Fund)	23
Other board memberships held by Director during past five years	None

Paolo M. Cucchi

Year of birth	1941
Position(s) held with the Fund[1]	Director and Member of Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Emeritus Professor of French and Italian (since 2014) and formerly, Vice President and Dean of The College of Liberal Arts (1984 to 2009) and Professor of French and Italian (2009 to 2014) at Drew University
Number of portfolios in fund complex overseen by Director (including the Fund)	23
Other board memberships held by Director during past five years	None

William R. Hutchinson

Year of birth	1942
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	23
Other board memberships held by Director during past five years	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

Western Asset Global High Income Fund Inc.	55

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors† cont’d

Eileen A. Kamerick

Year of birth	1958
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years	National Association of Corporate Directors Board Leadership Fellow and financial expert (since 2016); Adjunct Professor, The University of Chicago Law School (since 2018); Adjunct Professor, Washington University in St. Louis and University of Iowa law schools (since 2007); formerly, Senior Advisor to the Chief Executive Officer and Executive Vice President and Chief Financial Officer of ConnectWise, Inc. (software and services company) (2015 to 2016); Chief Financial Officer, Press Ganey Associates (health care informatics company) (2012 to 2014); Managing Director and Chief Financial Officer, Houlihan Lokey (international investment bank) (2010 to 2012)
Number of portfolios in fund complex overseen by Director (including the Fund)	23
Other board memberships held by Director during past five years	Trustee of AIG Funds and Anchor Series Trust (since 2018); Hochschild Mining plc (precious metals company) (since 2016); Director of Associated Banc-Corp (financial services company) (since 2007); Westell Technologies, Inc. (technology company) (2003 to 2016)

Nisha Kumar [2]

Year of birth	1970
Position(s) held with the Fund[1]	Director and Member of Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2019
Principal occupation(s) during past five years	Managing Director and the Chief Financial Officer and Chief Compliance Officer of Greenbriar Equity Group, LP (since 2011); formerly, Chief Financial Officer and Chief Administrative Officer of Rent the Runway, Inc. (2011); Executive Vice President and Chief Financial Officer of AOL LLC, a subsidiary of Time Warner Inc. (2007 to 2009), Member of the Council of Foreign Relations
Number of portfolios in fund complex overseen by Director (including the Fund)	23
Other board memberships held by Director during past five years	Director of the India Fund, Inc. (since 2016); GB Flow Investment LLC; EDAC Technologies Corp.; Nordco Holdings, LLC; and SEKO Global Logistics Network, LLC; formerly, Director of Aberdeen Income Credit Strategies Fund (2017 to 2018); Director of The Asia Tigers Fund, Inc. (2016 to 2018)

56	Western Asset Global High Income Fund Inc.

Interested Director and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class II
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 141 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of portfolios in fund complex overseen by Director (including the Fund)	132
Other board memberships held by Director during past five years	None

Additional Officers

Todd F. Kuehl Legg Mason 100 International Drive, 9th Floor, Baltimore, MD 21202

Year of birth	1969
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2017
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co. (since 2011); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2010); formerly, Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002 to 2006)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) held with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Western Asset Global High Income Fund Inc.	57

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Richard F. Sennett Legg Mason 100 International Drive, Baltimore, MD 21202

Year of birth	1970
Position(s) held with Fund[1]	Principal Financial Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

58	Western Asset Global High Income Fund Inc.

Additional Officers cont’d

Jennifer S. Berg Legg Mason 100 International Drive, Baltimore, MD 21202

Year of birth	1973
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2018
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2014); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2018); formerly, Vice President of Legg Mason & Co. (2011 to 2014)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2020, year 2021 and year 2019, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year, to hold office until their successors are duly elected and qualified.

[2]	Effective January 1, 2019, Ms. Kumar became a Director.

[3]	Ms. Trust is an “interested person” of the Fund as defined in the 1940 Act because Ms. Trust is an officer of LMPFA and certain of its affiliates.

Western Asset Global High Income Fund Inc.	59

Annual chief executive officer and principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

60	Western Asset Global High Income Fund Inc.

Other shareholder communications regarding accounting matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC

Compliance Department

620 Eighth Avenue, 49th Floor

New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

Western Asset Global High Income Fund Inc.	61

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.

(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the

62	Western Asset Global High Income Fund Inc.

Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151.

Western Asset Global High Income Fund Inc.	63

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended May 31, 2019:

Record date:	Monthly	Monthly
Payable date:	June 2018 through December 2018	January 2019 through May 2019
Ordinary income:
Qualified dividend income for individuals	0.94%	2.61%
Dividends qualifying for the dividends
received deduction for corporations	0.71%	2.32%
Interest from federal obligations	0.71%	2.10%
Tax return of capital	—	15.61%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

The following information is applicable to non U.S. resident shareholders:

The following ordinary income distributions paid monthly by the Fund represent Interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

Record date:	Monthly	Monthly
Payable date:	June 2018 through December 2018	January 2019 through May 2019
Interest-related dividends	40.00%	40.00%

Please retain this information for your records.

64	Western Asset Global High Income Fund Inc.

Western Asset

Global High Income Fund Inc. (EHI)

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

William R. Hutchinson

Eileen A. Kamerick

Nisha Kumar*

Jane Trust

Chairman

Officers

Jane Trust

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Todd F. Kuehl

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Jennifer S. Berg

Treasurer

Jeanne M. Kelly

Senior Vice President

*	Effective January 1, 2019, Ms. Kumar became a Director.

Western Asset Global High Income Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Custodian

The Bank of New York Mellon

Transfer agent

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

EHI

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-888-777-0102.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

Western Asset Global High Income Fund Inc

Western Asset Global High Income Fund Inc

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Previously, the Fund filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at www.sec.gov. To obtain information on Forms N-PORT and N-Q, shareholders can call the Fund at 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Global High Income Fund Inc for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

WASX010005 7/19 SR19-3667

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Eileen A. Kamerick, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert” and that she is independent for purposes of this item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed in the previous fiscal years ending May 31, 2018 and May 31, 2019 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $135,576 in May 31, 2018 and $92,644 in May 31, 2019.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $6,427 in May 31, 2018 and $3,000 in May 31, 2019.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Global High Income Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $4,000 in May 31, 2018 and $0 in May 31, 2019. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Western Asset Global High Income Fund Inc. were $0 in May 31, 2018 and $0 in May 31, 2019.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Global High Income Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Global High Income Fund Inc.., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for May 31, 2018 and May 31, 2019; Tax Fees were 100% and 100% for May 31, 2018 and May 31, 2019; and Other Fees were 100% and 100% for May 31, 2018 and May 31, 2019.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Global High Income Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Global High Income Fund Inc. during the reporting period were $432,645 in May 31, 2018 and $678,000 in May 31, 2019.

(h) Yes. Western Asset Global High Income Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Global High Income Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert D. Agdern

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb*

Eileen A. Kamerick

Nisha Kumar **

Dr. Riordan Roett*

* Messrs. Gelb and Roett retired as Board and Audit Committee members as of December 31, 2018.

** Effective January 1, 2019, Ms. Kumar became a Director and Audit Committee member.

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Western Asset Management Company, LLC

Proxy Voting Policies and Procedures

BACKGROUND

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)- 6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

1.	Proxies are reviewed to determine accounts impacted.

2.	Impacted accounts are checked to confirm Western Asset voting authority.

3.

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

4.

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

5.

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into the account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

6.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering, and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest.

Issues to be reviewed include, but are not limited to:

1.

Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.

Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board- approved proposals on other matters relating to the board of directors with the following exceptions:

a.

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

a.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

b.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

c.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.

Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.

Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.

Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

RETIREMENT ACCOUNTS

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

Western Asset Management Company Limited

Proxy Voting and Corporate Actions Policy

NOTE: Below policy relating to Proxy Voting and Corporate Actions is a global policy for all Western Asset affiliates. As compliance with the Policy is monitored by Western Asset Pasadena affiliate, the Policy has been adopted from US Compliance Manual and therefore all defined terms are those defined in the US Compliance Manual rather than UK Compliance Manual.

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

RESPONSIBILITY AND OVERSIGHT

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

CLIENT AUTHORITY

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

PROXY GATHERING

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

PROXY VOTING

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

Proxies are reviewed to determine accounts impacted.

Impacted accounts are checked to confirm Western Asset voting authority.

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

TIMING

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

RECORDKEEPING

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

A copy of Western Asset’s policies and procedures.

Copies of proxy statements received regarding client securities.

A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

A proxy log including:

•	Issuer name;

•	Exchange ticker symbol of the issuer’s shares to be voted;

•	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

•	Whether a vote was cast on the matter;

•	A record of how the vote was cast; and

•	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

DISCLOSURE

Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

CONFLICT OF INTEREST

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

VOTING GUIDELINES

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

BOARD APPROVAL PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

Matters relating to the Board of Directors – Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

Votes are cast on a case-by-case basis in contested elections of directors.

Matters relating to Executive Compensation – Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by- case basis on board-approved proposals relating to executive compensation, except as follows:

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

Matters relating to Capitalization – The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board- approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

Western Asset votes for proposals relating to the authorization of additional common stock;

Western Asset votes for proposals to effect stock splits (excluding reverse stock splits);

Western Asset votes for proposals authorizing share repurchase programs;

Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions;

Western Asset votes these issues on a case-by-case basis on board-approved transactions;

Matters relating to Anti-Takeover Measures – Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans;

Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

Other Business Matters – Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws;

Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans;

Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals;

Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

VOTING SHARES OF INVESTMENT COMPANIES

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios;

Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

VOTING SHARES OF FOREIGN ISSUERS

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management;

Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees;

Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated;

Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

RETIREMENT ACCOUNTS

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary.

Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

CORPORATE ACTIONS

Western Asset must pay strict attention to any corporate actions that are taken with respect to issuers whose securities are held in client accounts. For example, Western Asset must review any tender offers, rights offerings, etc., made in connection with securities owned by clients. Western Asset must also act in a timely manner and in the best interest of each client with respect to any such corporate actions.

Western Asset Management Company Ltd (“WAMJ”) Proxy Voting Policies and Procedures

POLICY

As a fixed income only manager, the occasion to vote proxies for WAMJ is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, WAMJ will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The WAMJ Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Operations (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority, WAMJ will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if WAMJ becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If WAMJ personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm WAMJ voting authority.

c.

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and WAMJ obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle), WAMJ seeks voting instructions from an independent third party.

e.

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, WAMJ may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

WAMJ personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

WAMJ maintains records of proxies. These records include:

a.	A copy of WAMJ’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by WAMJ that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and WAMJ’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in WAMJ’s offices.

Disclosure

WAMJ’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.

Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.

Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

WAMJ’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

1b.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, WAMJ generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

WAMJ votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

WAMJ generally favors compensation programs that relate executive compensation to a company’s long- term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, WAMJ votes for stock option plans that will result in a minimal annual dilution.

b.	WAMJ votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	WAMJ votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.

Except where the firm is otherwise withholding votes for the entire board of directors, WAMJ votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, WAMJ votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where WAMJ is otherwise withholding votes for the entire board of directors.

a.	WAMJ votes for proposals relating to the authorization of additional common stock.

b.	WAMJ votes for proposals to effect stock splits (excluding reverse stock splits).

c.	WAMJ votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions WAMJ votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

WAMJ votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	WAMJ votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	WAMJ votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

WAMJ votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	WAMJ votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	WAMJ votes against authorization to transact other unidentified, substantive business at the meeting.

2b.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. WAMJ votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

a.	WAMJ votes for shareholder proposals to require shareholder approval of shareholder rights plans.

b.	WAMJ votes for shareholder proposals that are consistent with WAMJ’s proxy voting guidelines for board-approved proposals.

c.	WAMJ votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

3b.	Voting Shares of Investment Companies

WAMJ may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

•

WAMJ votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

•

WAMJ votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

4b.	Voting Shares of Foreign Issuers

In the event WAMJ is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	WAMJ votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	WAMJ votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.

WAMJ votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

WAMJ votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Western Asset Management Company Pte. Ltd. (“WAMS”)

Compliance Policies and Procedures

Proxy Voting

WAMS has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and the applicable laws and regulations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, WAMS will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

Procedure

Responsibility and Oversight

The Western Asset Legal and Compliance Department is responsible for administering  and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research and portfolio managers are determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipients for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded to their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

1.	Proxies are reviewed to determine accounts impacted.

2.	Impacted accounts are checked to confirm Western Asset voting authority.

3.

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. [See conflicts of interest section of these procedures for further information on determining material conflicts of interest.]

4.

If a material conflict of interest exists, (4.1) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (4.2) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

5.

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into the account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

6.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (4) or (5) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

•	A copy of Western Asset’s policies and procedures.

•	Copies of proxy statements received regarding client securities.

•	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

•	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

•	A proxy log including:

•	Issuer name;

•	Exchange ticker symbol of the issuer’s shares to be voted;

•	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

•	Whether a vote was cast on the matter;

•	A record of how the vote was cast; and

Whether the vote was cast for or against the recommendation of the issuer’s management team. Records are maintained in an easily accessible plan for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

•

Whether Western (or, to the extent required to be considered by applicable law, it affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

•

Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

•	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and  circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part 1 deals with proposals which have been approved and are recommended by a company’s board of directors; Part 2 deals with proposals submitted by shareholders for inclusion in proxy statements; Part 3 addresses issues relating to voting shares of investment companies; and Part 4 addresses unique considerations pertaining to foreign issuers.

Part 1 - Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve  proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

•	Matters relating to the Board of Directors.

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

•

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

•	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

•	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

•	Votes are cast on a case-by-case basis in contested elections of directors.

•	Matters relating to Executive Compensation.

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

•	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

•	Western Asset votes against stock option plans or proposals that permit replacing or re-pricing of underwater options.

•	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

•

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less result in dilution of 10% or less.

•	Matters relating to Capitalization.

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstance of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

•	Western Asset votes for proposals relating to the authorization of additional common stock.

•	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

•	Western Asset votes for proposals authorizing share repurchase programs.

•	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions. Western Asset votes these issues on a case-by-case basis on board-approved transactions.

•	Matters relating to Anti-Takeover Measures. Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

•	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder right plans.

•	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

•

Other Business Matters. Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

•	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

•	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

Part 2 - Shareholder Proposals SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy voting statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to changes some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

•	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

•	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

•	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

Part 3 - Voting Shares of Investment Companies Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts 1 and 2 above are voted in accordance with those guidelines.

•

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

•

Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g. proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

Part 4 - Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on  securities held in non-U.S. issuers –i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance disclosure foreign issuers and therefore apply only where applicable.

•	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

•	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

•

Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

•

Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have pre-emptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have pre-emptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (1) the right to vote proxies has been reserved to a named fiduciary of the client, and (2) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Chief Investment Officer of Western Asset from 1998 to 2008 and since 2014; Senior Advisor/Chief Investment Officer Emeritus of Western Asset from 2008-2013; Co- Chief Investment Officer of Western Asset from 2013-2014.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management

Ryan K. Brist Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2010	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Head of U.S. Investment Grade Credit of Western Asset since 2009; Chief Investment Officer and Portfolio Manager at Logan Circle Partners, L.P. from 2007-2009; Co-Chief Investment Officer and Senior Portfolio Manager at Delaware Investment Advisors from 2000-2007

Christopher F. Kilpatrick Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2012	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years.

Chia-Liang Lian Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2014	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional since 2011; Prior to joining Western Asset, Mr. Lian spent approximately six years with the Pacific Investment Management Company (PIMCO), where he served as Head of Emerging Asia Portfolio Management.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of May 31, 2019.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories:

registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
S. Kenneth Leech‡	Other Registered Investment Companies	106	$163.9 billion	None	None
	Other Pooled Vehicles	259	$78.9 billion	7	$1.5 billion
	Other Accounts	592	$198.4 billion	28	$12.7 billion
Michael C. Buchanan ‡	Other Registered Investment Companies	33	$17.4 billion	None	None
	Other Pooled Vehicles	60	$20.1 billion	3	$715 million
	Other Accounts	176	$71.4 billion	10	$4.6 billion
Chia-Liang Lian‡	Other Registered Investment Companies	14	$9.0 billion	None	None
	Other Pooled Vehicles	27	$5.0 billion	1	$88 million
	Other Accounts	68	$7.5 billion	4	$653 million

Christopher Kilpatrick ‡	Other Registered Investment Companies	9	$3.2 billion	None	None
	Other Pooled Vehicles	4	$426 million	None	None
	Other Accounts	None	None	None	None
Ryan Brist ‡	Other Registered Investment Companies	6	$3.9 billion	None	None
	Other Pooled Vehicles	18	$9.1 billion	None	None
	Other Accounts	97	$37.6 billion	3	$1.2 billion

‡

The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr. Leech is involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Investment Professional Compensation

With respect to the compensation of the investment professionals, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

The subadviser has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the subadviser or an affiliate has an interest in the account. The subadviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. Eligible accounts that can participate in a trade generally share the same price on a pro-rata allocation basis, taking into account differences based on factors such as cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the subadviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the subadviser may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. The subadviser’s team approach to portfolio management and block trading approach seeks to limit this potential risk.

The subadviser also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the subadviser have access to transactions and holdings information regarding client accounts and the subadviser’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the subadviser maintains a Code of Ethics that is compliant with Rule 17j-1 under the Investment Company Act of 1940, as amended, and Rule 204A-1 under the Investment Advisers Act of

1940, to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the subadviser’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the subadviser’s compliance monitoring program.

The subadviser may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The subadviser also maintains a compliance monitoring program and engages independent auditors to conduct a SOC1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by the named investment professional as of May 31, 2019.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	D
Michael C. Buchanan Ryan K. Brist	C A
Christopher F. Kilpatrick Chia- Liang Lian	E A

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
June 1 through June 30	20,722	$9.22	20,722	4,184,290
July 1 through July 31	68,934	$9.18	68,934	4,115,356
August 1 through August 31	36,850	$9.18	36,850	4,078,506
September 1 through September 30	87,805	$9.12	87,805	3,990,701
October 1 through October 31	178,581	$8.96	178,581	3,812,120

November 1 through November 30	130,612	$8.66	130,612	3,681,508
December 1 through December 31	255,976	$8.35	255,976	3,425,532
January 1 through January 31	36,779	$8.28	36,779	3,388,753
February 1 through February 28	0	0	0	3,388,753
March 1 through March 31	0	0	0	3,388,753
April 1 through April 30	0	0	0	3,388,753
May 1 through May 31	0	0	0	3,388,753
Total

On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the

“Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Global High Income Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	July 29, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	July 29, 2019

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	July 29, 2019